                                                        Registration No. 2-94479
                                                                        811-4161

    As filed with the Securities and Exchange Commission on April 22, 1998.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                              ----------------------

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                         Pre-effective Amendment No.


                   Post-effective Amendment No. 23   /X/

                                    and/or

                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 24   /X/

                              ----------------------

                      Jefferson Pilot Variable Fund, Inc.
              (Exact name of Registrant as Specified in Charter)

                               One Granite Place
                         Concord, New Hampshire 03301
                    (Address of Principal Executive Offices)

                                  603-226-5000
                        (Registrant's Telephone Number)

                         Ronald R. Angarella, President
                                 One Granite Place
                                 Concord, New Hampshire 03301
                    (Name and Address of Agent for Service)

                                  Copies To:

SHARI J. LEASE, Esq.                         JOAN BOROS, Esq.
Jefferson Pilot Variable Fund, Inc.          Jorden, Burt, Boros,
One Granite Place                            Ciochetti, Berenson & Johnson LLP
Concord, NH 03301                            1025 Thomas Jefferson Street, N.W.,
                                             Suite 400 East
                                             Washington, D.C. 20007-0805

It is proposed that this filing will become effective on December 31, 1997 pursuant to Rule 485 (b).

The Registrant has registered an indefinite number or amount of its shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed a Rule 24f-2 Notice on March 31, 1998.

                      JEFFERSON PILOT VARIABLE FUND, INC.

                             CROSS REFERENCE SHEET

     Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-1A.

 Item
Number    Heading In Prospectus
-------

  1       Cover Page

  2       *(Synopsis)

  3       Financial Highlights

  4       Investment Objectives and Policies, Capital Stock

  5       Management of the Fund

  6       Capital Stock, Taxes and Dividends

  7       Offering and Redemption of Shares

  8       Offering and Redemption of Shares

  9       *(Legal Proceedings)

--------------
* Indicates inapplicable or negative.

--------------------------------------------------------------------------------
                      JEFFERSON PILOT VARIABLE FUND, INC.
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000
--------------------------------------------------------------------------------

      Jefferson Pilot Variable Fund, Inc., formerly The Chubb America Fund, Inc., (the "Fund") is an open-end management investment company which was incorporated in Maryland on October 19, 1984. The Fund is composed of twelve separate Portfolios which operate as distinct investment vehicles. The names and investment objectives of the Portfolios currently offered are as follows:

      World Growth Stock Portfolio: seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

      International Equity Portfolio: seeks long-term growth of capital through investments in securities whose primary trading markets are outside the United States.

      Money Market Portfolio: seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S GOVERNMENT.

      Global Hard Assets Portfolio (formerly "Gold Stock Portfolio"): seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

      High Yield Bond Portfolio: seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities. Investors should carefully consider these risks before investing.

      Domestic Growth Stock Portfolio: to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered by the Sub-Investment Manager to be undervalued in light of the company's earning power and growth potential.

      Growth Portfolio: seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.

      Growth and Income Portfolio: to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

      Capital Growth Portfolio: to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

      Balanced Portfolio: to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

      Emerging Growth Portfolio: seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth. THE PORTFOLIO IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL.

      The World Growth Stock Portfolio, International Equity Portfolio, the Global Hard Assets Portfolio, High Yield Bond Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio permit investments in any nation, and investments in these Portfolios involve special considerations and risks.

      AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN ANY OF THE PORTFOLIOS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

      This Prospectus sets forth concisely the information about the Fund and its Portfolios that a prospective investor should know before investing. This Prospectus should be read and retained for future reference.

      A Statement of Additional Information for the Fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available upon request, and without charge, from the Fund by calling 1-800-452-4822 or at the address or telephone number above. Inquiries about the Fund should be directed to the Fund at the same address or telephone number.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998


                                                  TABLE OF CONTENTS

                                                                                                                          PAGE
                                                                                                                          ----
FINANCIAL HIGHLIGHTS......................................................................................
PERFORMANCE AND YIELD INFORMATION.........................................................................
PORTFOLIOS................................................................................................
INVESTMENT OBJECTIVES AND POLICIES........................................................................
   World Growth Stock Portfolio...........................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   International Equity Portfolio.........................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
   Money Market Portfolio.................................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Global Hard Assets Portfolio...........................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   High Yield Bond Portfolio..............................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Domestic Growth Stock Portfolio........................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Growth Portfolio.......................................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
   Growth and Income Portfolio............................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Capital Growth Portfolio...............................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Balanced Portfolio.....................................................................................
      Investment Objectives...............................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Emerging Growth Portfolio..............................................................................
      Investment Objective................................................................................
      Investment Policies.................................................................................
      Risk Factors........................................................................................
   Additional Risk Factors................................................................................
   Convertible Securities.................................................................................
   Foreign Securities.....................................................................................

                                                                                                                          PAGE
                                                                                                                          ----
   Foreign Currencies.....................................................................................
   Brady Bonds............................................................................................
   Non-Diversified Status.................................................................................
   Emerging Market Securities.............................................................................
   Depository Receipts....................................................................................
   Forward Foreign Currency Exchange Contracts............................................................
   Repurchase Agreements..................................................................................
   High Yield Securities..................................................................................
   Zero Coupon Bonds......................................................................................
   Securities and Index Options...........................................................................
   Purchasing Put and Call Options........................................................................
   Futures Contracts......................................................................................
   Lending of Securities..................................................................................
   When Issued Securities.................................................................................
   Mortgage Backed and Corporate Asset-Backed Securities..................................................
   Stripped Mortgage-Backed Securities....................................................................
   Borrowing..............................................................................................
   Warrants...............................................................................................
   Restricted and Illiquid Securities.....................................................................
   Dollar Roll Transactions...............................................................................
   Swap Transactions......................................................................................
   Loan Participations and Other Direct Indebtedness......................................................
INVESTMENT RESTRICTIONS...................................................................................
   Portfolio Turnover.....................................................................................
MANAGEMENT OF THE FUND....................................................................................
CAPITAL STOCK.............................................................................................
TAXES AND DIVIDENDS.......................................................................................
OFFERING AND REDEMPTION OF SHARES.........................................................................
OTHER INFORMATION.........................................................................................

      THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              FINANCIAL HIGHLIGHTS


      The following tables include selected data for a share of capital stock outstanding for each portfolio throughout the periods indicated. The related financial statements and report of Ernst & Young LLP, independent auditors are incorporated by reference into the Statement of Additional Information and both are available upon request and without charge by calling 1-800-452-4822.

For a share outstanding throughout the year:


                          WORLD GROWTH STOCK PORTFOLIO

                                                                   YEAR              YEAR             YEAR              YEAR
                                                                   ENDED             ENDED            ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                   1997              1996             1995              1994

Net asset value, beginning of year                                $21.31            $21.20           $19.00            $20.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.53              0.49             0.45              0.25
  Net gains and losses on securities and foreign
  currencies (both realized and unrealized)                        2.97              3.56             2.65             (0.89)
                                                                   ----              ----             ----             ------
  Total from investment operations                                 3.50              4.05             3.10             (0.64)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                            (0.53)            (0.48)           (0.43)            (0.25)
  Dividends in excess of net investment income                    (0.03)
  Distributions from capital gains                                (2.76)            (1.46)           (0.47)            (0.81)
  Distributions in excess of capital gains                        (0.21)                                               (0.19)
  Returns of capital
  Total distributions                                             (3.53)            (1.94)           (0.90)            (1.25)
Net asset value, end of period                                    $23.28            $23.31           $21.20            $19.00
                                                                  ======            ======           ======            ======
Total Return (A)                                                  15.33%            19.22%           16.35%            (3.05%)
Ratios to Average Net Assets:
  Expenses                                                         .91%              0.88%            0.96%             1.00%
  Net investment income                                            2.33%             2.20%            2.31%             1.56%
Portfolio Turnover Rate                                           30.22%            27.50%           18.09%            18.47%
Average Commission Rate Paid                                      $0.0120           $0.0155
Net Assets, At end of period                                   $105,567,503       $91,995,634      $73,692,357       $52,903,768

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                          WORLD GROWTH STOCK PORTFOLIO

                                YEAR              YEAR             YEAR              YEAR             YEAR              YEAR
                                ENDED             ENDED            ENDED             ENDED            ENDED             ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                1993              1992             1991              1990             1989              1988
                               $16.73            $16.45           $13.70            $16.07           $12.77            $11.48

                                0.24              0.35             0.34              0.36             0.32              0.18

                                5.40              0.65             2.75             (2.00)            3.34              1.32
                                ----              ----             ----              -----            ----              ----
                                5.64              1.00             3.09             (1.64)            3.66              1.50

                               (0.24)            (0.35)           (0.34)            (0.37)           (0.36)            (0.18)

                               (1.24)            (0.37)                             (0.36)                             (0.03)

                               (1.48)            (0.72)           (0.34)            (0.73)           (0.36)            (0.21)

                               $20.89            $16.73           $16.45            $13.70           $16.07            $12.77
                               ======            ======           ======            ======           ======            ======
                               33.73%             6.10%           22.53%           (10.38%)         (28.62%)           13.10%

                                1.04%             1.17%            1.14%             1.22%            1.42%             1.60%

                                1.64%             2.19%            2.40%             2.65%            2.46%             1.80%

                               34.90%            32.27%           50.06%            25.79%            5.73%            14.75%

                             $42,031,141       $25,416,357      $22,659,930       $16,052,089      $14,467,050       $8,781,827


For a share outstanding throughout the year:


                           MONEY MARKET PORTFOLIO (A)

                                                                   YEAR              YEAR             YEAR              YEAR
                                                                   ENDED             ENDED            ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                   1997              1996             1995              1994
Net asset value, beginning of year                                $10.25            $10.27           $10.25            $10.26

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.52              0.50             0.50              0.35
  Net gains and losses on securities (both
  realized and unrealized)                                        (0.02)            (0.02)            0.02             (0.01)
                                                                  ------            ------            ----             ------
Total from investment operations                                   0.50              0.48             0.52              0.34

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                            (0.52)            (0.50)           (0.50)            (0.35)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                                  ------            ------            ----             ------
Total distributions                                               (0.52)            (0.50)           (0.50)            (0.35)
Net asset value, end of period                                    $10.23            $10.25           $10.27            $10.25
                                                                  ======            ======           ======            ======
Total Return (B)                                                   4.86%             4.65%            5.06%             3.28%
Ratios to Average Net Assets:
  Expenses                                                         0.60%             0.62%            0.63%             0.65%
  Net investment income                                            4.74%             4.54%            4.89%             3.31%
Portfolio Turnover Rate (C)                                         N/A               N/A              N/A               N/A
Average Commission Rate Paid (D)                                    N/A               N/A              N/A               N/A
Net Assets, At end of period                                    $9,435,454        $7,896,257       $8,312,676        $7,680,485


(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each period.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchase and/or sales of securities other than short term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

(D) During the period, the portfolio held less than 10% of the value of average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.

                             MONEY MARKET PORTFOLIO


                                YEAR              YEAR             YEAR              YEAR             YEAR              YEAR
                                ENDED             ENDED            ENDED             ENDED            ENDED             ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                1993              1992             1991              1990             1989              1988
                               $10.22            $10.22           $10.21            $10.18           $10.16            $10.09

                                0.20              0.29             0.52              0.73             0.78              0.63

                                0.04                               0.01
                                ----                               ----
                                0.24              0.29             0.53              0.73             0.78              0.63

                               (0.20)            (0.29)           (0.52)            (0.70)           (0.76)            (0.56)



                               ------            ------           ------            ------           ------            ------
                               (0.20)            (0.29)           (0.52)            (0.70)           (0.76)            (0.56)
                               $10.26            $10.22           $10.22            $10.21           $10.18            $10.16
                               ======            ======           ======            ======           ======            ======
                                2.32%             2.83%            5.18%             7.15%            7.63%             6.33%

                                0.74%             0.85%            0.85%             1.09%            1.37%             1.79%
                                2.32%             2.81%            4.95%             6.90%            7.35%             6.16%
                                 N/A               N/A              N/A               N/A              N/A               N/A
                                 N/A               N/A              N/A               N/A              N/A               N/A
                             $5,061,181        $3,956,152       $3,672,941        $2,910,677       $2,496,140        $2,228,190


For a share outstanding throughout the year:

          GLOBAL HARD ASSETS PORTFOLIO (formerly Gold Stock Portfolio)


                                                                   YEAR              YEAR             YEAR              YEAR
                                                                   ENDED             ENDED            ENDED             ENDED
                                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                   1997              1996             1995              1994
Net asset value, beginning of year                                $16.60            $16.61           $16.25            $19.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.02             (0.03)            0.05              0.03
  Net gains and losses on securities and foreign
  currency (both realized and unrealized)                         (7.30)             0.45             0.40             (2.65)
                                                                  ------             ----             ----             ------
Total from investment operations                                  (7.28)             0.42             0.45             (2.62)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                            (0.02)                             (0.05)            (0.03)
  Dividends in excess of net investment income                    (0.07)                             (0.04)
  Distributions from capital gains                                                  (0.43)
  Distributions in excess of capital gains                        (0.31)                                               (0.10)
  Returns of capital

Total distributions                                               (0.40)            (0.43)           (0.09)            (0.13)
Net asset value, end of period                                     $8.92            $16.60           $16.61            $16.25
                                                                   =====            ======           ======            ======
Total Return (A)                                                 (44.63%)            2.57%            2.76%           (13.77%)
Ratios to Average Net Assets:
  Expenses                                                         1.07%             1.04%            1.01%             0.99%
  Net investment income                                            0.63%            (0.11%)           0.24%             0.18%
Portfolio Turnover Rate                                           19.70%            64.78%           23.98%            11.12%
Average Commission Rate Paid                                      $0.0181           $0.0151
Net Assets, At end of period                                    $5,204,654        $7,554,427       $6,867,645        $7,351,625


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                          GLOBAL HARD ASSETS PORTFOLIO


                                YEAR              YEAR             YEAR              YEAR             YEAR              YEAR
                                ENDED             ENDED            ENDED             ENDED            ENDED             ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                1993              1992             1991              1990             1989              1988
                               $11.57            $11.99           $12.76            $16.95           $14.37            $18.24

                                0.02              0.03             0.07              0.07             0.06             (0.03)

                                7.43             (0.42)           (0.77)            (4.19)            2.70             (3.84)
                                ----             ------           ------            ------            ----             ------
                                7.45             (0.39)           (0.70)            (4.12)            2.76             (3.87)

                               (0.02)            (0.03)           (0.07)            (0.07)           (0.05)

                                                                                                     (0.12)
                                                                                                     (0.01)

                               (0.02)            (0.03)           (0.07)            (0.07)           (0.18)
                               $19.00            $11.57           $11.99            $12.76           $16.95            $14.37
                               ======            ======           ======            ======           ======            ======
                               63.90%            (3.29%)          (5.48%)          (24.28%)          19.24%           (21.24%)

                                1.01%             1.13%            1.16%             1.36%            1.39%             1.62%
                                0.14%             0.24%            0.57%             0.59%            0.39%            (0.38%)
                                7.32%             7.78%           14.23%            17.61%            3.05%             9.92%


                             $7,863,581        $4,338,297       $4,646,951        $5,390,279       $5,969,256        $4,258,297

For a share outstanding throughout the year:

                         DOMESTIC GROWTH STOCK PORTFOLIO

                                                                   YEAR              YEAR             YEAR              YEAR
                                                                   ENDED             ENDED            ENDED             ENDED
                                                                DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                   1997              1996             1995              1994
Net asset value, beginning of year                                $18.19            $17.87           $15.94            $16.14

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.09              0.06             0.15              0.09
  Net gains and losses on securities (both
  realized and unrealized)                                         4.17              2.85             4.48              1.12
                                                                   ----              ----             ----              ----
Total from investment operations                                   4.26              2.91             4.63              1.21

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                            (0.09)            (0.06)           (0.15)            (0.09)

  Dividends in excess of net investment income

  Distributions from capital gains                                (1.93)            (2.53)           (2.55)            (1.32)

  Distributions in excess of capital gains
  Returns of capital

Total distributions                                               (2.02)            (2.59)           (2.70)            (1.41)
Net asset value, end of period                                    $20.43            $18.19           $17.87            $15.94
                                                                  ======            ======           ======            ======
Total Return (A)                                                  23.60%            16.46%           29.72%             7.66%

Ratios to Average Net Assets:

  Expenses                                                         0.83%             0.85%            0.87%             0.89%
  Net investment income                                            0.47%             0.31%            0.95%             0.63%
Portfolio Turnover Rate                                           52.92%            49.75%           64.17%            46.65%
Average Commission Rate Paid                                     $0.0554           $0.0555
Net Assets, At end of period                                 $81,505,107       $62,166,366      $48,517,886       $31,458,666

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                        DOMESTIC GROWTH STOCK PORTFOLIO

                                YEAR              YEAR             YEAR              YEAR             YEAR              YEAR
                                ENDED             ENDED            ENDED             ENDED            ENDED             ENDED
                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                1993              1992             1991              1990             1989              1988
                               $15.16            $12.96           $10.15            $13.25           $11.71             $9.54

                                0.12              0.14             0.24              0.26             0.18              0.11

                                2.29              3.27             3.13             (2.71)            2.06              2.40
                                ----              ----             ----             ------            ----              ----
                                2.41              3.41             3.37             (2.45)            2.24              2.51

                               (0.12)            (0.14)           (0.24)            (0.26)           (0.21)            (0.10)

                               (1.31)            (1.07)           (0.32)            (0.39)           (0.49)            (0.24)


                               (1.43)            (1.21)           (0.56)            (0.65)           (0.70)            (0.34)
                               $16.14            $15.16           $12.96            $10.15           $13.25            $11.71
                               ======            ======           ======            ======           ======            ======
                               15.89%            26.50%           33.18%           (18.55%)          19.36%            26.31%

                                0.97%             1.07%            1.13%             1.25%            1.45%             1.70%
                                0.76%             1.07%            2.02%             2.38%            1.59%             1.26%
                               49.47%            41.36%           40.93%            15.17%           10.32%            22.69%

                             $25,072,289       $19,985,838      $15,583,806       $10,517,783      $11,320,279       $6,893,776

For a share outstanding throughout the year:

                          GROWTH AND INCOME PORTFOLIO

                                               YEAR          YEAR           YEAR           YEAR          YEAR        PERIOD FROM
                                               ENDED         ENDED          ENDED          ENDED         ENDED     MAY 1, 1992 TO
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                               1997          1996           1995           1994          1993         1992 (A)
Net asset value, beginning of year            $16.91        $14.41         $11.22         $12.35        $11.10         $10.27
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                        0.15          0.18           0.15           0.13          0.12           0.02
  Net gains and losses on securities
   (both realized and unrealized)              4.67          3.12           3.62          (0.65)         1.53           0.83
                                               ----          ----           ----          ------         ----           ----
Total from investment operations               4.82          3.30           3.77          (0.52)         1.65           0.85
LESS DISTRIBUTIONS TO
SHAREHOLDERS
  Dividends from net investment income        (0.15)        (0.18)         (0.15)         (0.13)        (0.12)         (0.02)
  Dividends in excess of net investment
  income
  Distributions from capital gains            (4.21)        (0.62)         (0.29)         (0.48)        (0.28)
  Distributions in excess of capital gains    (0.26)                       (0.14)
  Returns of capital
Total distributions                           (4.62)        (0.80)         (0.58)         (0.61)        (0.40)         (0.02)
Net asset value, end of period                $17.11        $16.91         $14.41         $11.22        $12.35         $11.10
                                              ======        ======         ======         ======        ======         ======
Total Return (B)                              28.92%        22.88%         33.58%         (4.24%)       14.94%        12.48%(C)
Ratios to Average Net Assets:
  Expenses                                     0.85%         0.88%          0.92%          1.10%         1.35%        2.09%(C)
  Net investment income                        1.03%         1.39%          1.50%          1.52%         1.38%        0.36%(C)
Portfolio Turnover Rate                       129.53%       35.69%         32.30%         38.17%        77.68%         54.11%
Average Commission Rate Paid                  $0.0604       $0.0700
Net Assets, At end of period                $39,678,076   $23,711,696    $13,126,023    $5,610,472    $2,831,442     $1,489,179

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                           CAPITAL GROWTH PORTFOLIO

                                                                                                        FOR THE
                                               YEAR          YEAR           YEAR           YEAR          YEAR        PERIOD FROM
                                               ENDED         ENDED          ENDED          ENDED         ENDED     MAY 1, 1992 TO
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                               1997          1996           1995           1994          1993          1992(A)
Net asset value, beginning of year            $17.26        $17.38         $13.38         $14.26        $12.42          $9.95
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                                      0.05           0.03           0.03                        (0.01)
  Net gains and losses on securities
  (both realized and unrealized)               4.99          3.24           5.56          (0.49)         3.03           2.69
Total from investment operations               4.99          3.29           5.59          (0.46)         3.03           2.68
LESS DISTRIBUTIONS TO
SHAREHOLDERS
  Dividends from net investment income                      (0.05)         (0.03)         (0.03)
  Dividends in excess of net investment
  income
  Distributions from capital gains            (0.81)        (3.36)         (1.56)         (0.33)        (1.19)         (0.21)
  Distributions in excess of capital gains    (0.21)                                      (0.06)
  Returns of capital
Total distributions                           (1.02)        (3.41)         (1.59)         (0.42)        (1.19)         (0.21)
Net asset value, end of period                $21.23        $17.26         $17.38         $13.38        $14.26         $12.42
                                              ======        ======         ======         ======        ======         ======
Total Return (B)                              29.41%        19.25%         41.74%         (3.26%)       24.73%        40.40%(C)
Ratios to Average Net Assets:
  Expenses                                     1.09%         1.13%          1.15%          1.22%         1.33%        1.96% (C)
  Net investment income                        0.02%         0.30%          0.21%          0.25%        (0.11%)      (0.37%)(C)
Portfolio Turnover Rate                       91.66%        147.82%        170.32%        202.04%       162.79%        104.76%
Average Commission Rate Paid                  $0.0568       $0.0502
Net Assets, At end of period               $124,123,995   $70,832,162    $49,853,029    $27,564,086   $15,373,489    $5,343,734

(A) Per share data calculated from the initial offering date, May 1, 1992 for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C)  Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                              BALANCED PORTFOLIO

                                               YEAR          YEAR           YEAR           YEAR          YEAR        PERIOD FROM
                                               ENDED         ENDED          ENDED          ENDED         ENDED     MAY 1, 1992 TO
                                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                               1997          1996           1995           1994          1993         1992 (A)
Net asset value, beginning of year            $12.07        $11.91         $10.62         $11.22        $10.77         $10.10
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                        0.30          0.26           0.37           0.32          0.25           0.16
  Net gains and losses on securities
  (both realized and unrealized)               1.60          0.99           1.99          (0.47)         0.74           0.67
Total from investment operations               1.90          1.25           2.36          (0.15)         0.99           0.83
LESS DISTRIBUTIONS TO
SHAREHOLDERS
  Dividends from net investment income        (0.30)        (0.26)         (0.37)         (0.32)        (0.25)         (0.16)
  Dividends in excess of net investment
  income
  Distributions from capital gains            (1.64)        (0.83)         (0.70)         (0.13)        (0.25)
  Distributions in excess of capital gains    (0.28)                                                    (0.04)
  Returns of capital
Total distributions                           (2.22)        (1.09)         (1.07)         (0.45)        (0.54)         (0.16)
Net asset value, end of period                $11.75        $12.07         $11.91         $10.62        $11.22         $10.77
                                              ======        ======         ======         ======        ======         ======
Total Return (B)                              16.33%        10.56%         22.35%         (1.33%)        9.27%        12.33%(C)

Ratios to Average Net Assets:
  Expenses                                     0.97%         0.97%          0.99%          1.01%         1.07%        1.43%(C)
  Net investment income                        2.60%         2.20%          3.20%          3.34%         2.79%        2.80%(C)
Portfolio Turnover Rate                       254.04%       222.35%        164.70%        103.68%       65.49%         77.33%
Average Commission Rate Paid                  $0.0351       $0.0601
Net Assets, At end of period                $22,637,577   $18,256,430    $14,532,268    $14,764,853   $11,703,898    $6,944,437

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) Per share data and ratios calculated on an annualized basis.

For a share outstanding throughout the year:

                            EMERGING GROWTH PORTFOLIO

                                                               YEAR                     YEAR                      PERIOD FROM
                                                               ENDED                    ENDED                 MAY 1, 1995 THROUGH
                                                            DECEMBER 31,             DECEMBER 31,                 DECEMBER 31,
                                                               1997                     1996                       1995 (A)
Net asset value, beginning of year                            $15.23                   $13.29                       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                (0.07)                   (0.05)                       (0.04)
  Net gain on securities (both realized and unrealized)        3.19                     2.48                         3.33
Total from investment operations                               3.12                     2.43                         3.29
LESS DISTRIBUTIONS TO SHAREHOLDERS Dividends from
  net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                            (0.88)                   (0.49)
  Distributions in excess of capital gains
  Returns of capital
Total distributions                                           (0.88)                   (0.49)                        0.00
Net asset value, end of period                                $17.47                   $15.23                       $13.29
                                                              ======                   ======                       ======
Total Return (B)                                              20.47%                   18.30%                       32.91%
Ratios to Average Net Assets:
  Expenses                                                     1.00%                    1.16%                      1.63% (C)
  Net investment income                                       (0.61%)                  (0.48%)                    (0.84%)(C)
Portfolio Turnover Rate                                       122.85%                  94.58%                       30.31%
Average Commission Rate Paid                                  $0.0688                  $0.0390
Net Assets, At end of period                                $56,229,175              $30,794,030                  $11,439,524

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies and annuity contracts. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C) Per share data and ratios calculated on an annualized basis.

                       PERFORMANCE AND YIELD INFORMATION

      From time to time the Fund may advertise the yield and/or the average annual total return of some or all of its twelve investment portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("JPF", "JP Financial" or "Jefferson Pilot Financial") (formerly Chubb Life Insurance Company of America ("Chubb Life"), Jefferson Pilot Life Insurance Company ("Jefferson Pilot"), Alexander Hamilton Life ("Hamilton") or their affiliated insurance companies, to fund variable annuities and flexible premium life insurance policies. None of these performance figures reflect fees and charges imposed under such variable annuities or flexible premium life insurance policies, which fees and charges will reduce the yield and total return to policyowners; therefore, these performance figures may be of limited use for comparative purposes.

      The Money Market Portfolio's yield quotations represent the Portfolio's investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as both a simple annualized yield and a compounded effective yield. The yield for the non-money market portfolios is calculated by dividing the portfolio's net investment income per share during a recent 30-day period by the maximum offering price per share of that Portfolio (which is the net asset value of that Portfolio) on the last day of the period.

      The average annual total return quotations of the non-money market portfolios are determined by computing the average annual percentage change in value of a $1,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

                                   PORTFOLIOS

      The Fund currently consists of twelve investment portfolios, eleven of which are currently available, namely the World Growth Stock Portfolio, the International Equity Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the High Yield Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio (the "Portfolios").

      The separate accounts established by JPF, Jefferson Pilot, Hamilton or their affiliated insurance companies are used for the purpose of funding variable annuities and Flexible Premium Variable Life Insurance Policies (the "Policies") issued by JPF, Jefferson Pilot, Hamilton or their affiliated insurance companies and their successors or assigns. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. JPF, Jefferson Pilot and Hamilton (the "Affiliates") are wholly-owned subsidiaries of Jefferson-Pilot Corporation, a North Carolina Corporation.

      In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by JP Financial, its affiliates, successors or assigns, or by other insurance companies with which JP Financial may or may not be affiliated, and the Fund may add or delete Portfolios.

      Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES" in the Prospectus.


      The investment manager to the Fund is Jefferson Pilot Investment Advisory Corporation (the "Investment Manager" or "Jefferson Pilot Investment Advisory"), formerly Chubb Investment Advisory Corporation, a wholly-owned subsidiary of JP Financial. Jefferson Pilot Investment Advisory and the Fund have contracted with nine unaffiliated companies, Templeton Global Advisors, Limited ("Templeton"), Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management Inc. ("Morgan"), Massachusetts Financial Services Company ("MFS"), Strong Capital Management, Inc. ("Strong"), and Warburg Pincus Asset Management, Inc. ("Warburg") to act as sub-investment advisers or managers to the World Growth Stock, International Equity, Global Hard Assets, Domestic Growth Stock, Capital Growth, Balanced, High Yield Bond, Emerging Growth, Money Market, Growth, and Growth and Income Portfolios, respectively, (Collectively the "Sub-Investment Managers"). The fees of the Sub-Investment Managers are paid directly by the Investment Manager.

                      INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives and policies of each Portfolio are described below. The investment objectives of a Portfolio, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the stockholders of each Portfolio that are affected by such change. The investment policies of a Portfolio, used to achieve the Portfolio's objectives, may be changed by the Fund's Board of Directors without the approval of the Portfolio's stockholders.

      Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective purchasers of Policies should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before purchasing Policies and allocating amounts thereunder to particular Portfolios.

World Growth Stock Portfolio

      Investment Objectives. The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

      The Portfolio invests primarily in securities of companies of any size that are (i) believed to be well-managed and possessing good growth potential or
(ii) are considered by Templeton, the Sub-Investment Manager, to be undervalued. See "Foreign Securities," in the Prospectus.

      Investment Policies. The Portfolio believes that in a world where investment opportunities change rapidly, not only from company to company and from industry to industry but also from one national economy to another, its objective is more likely to be achieved through an investment policy that is flexible and mobile. Accordingly, the Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of investment ratings. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances.

      Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high-grade commercial paper. For a more complete description of obligations of the U.S. Government, its agencies or instrumentalities, see the DESCRIPTION OF CERTAIN INVESTMENTS. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for more information concerning repurchase agreements, warrants, and commercial paper. See also "Repurchase Agreements" in the Prospectus.

      The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

      The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries at all times.

      Risk Factors. All or a significant portion of this Portfolio may be invested in foreign securities, including Depository Receipts, and investors should understand the special considerations and risks related to such an investment emphasis. See "Foreign Securities" and "Depository Receipts" in the Prospectus.

International Equity Portfolio


      Investment Objective. The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will seek to achieve its objective by investing substantially all, and at least 65%, of its total assets in equity and equity-related securities of companies from countries outside of the United States. The Portfolio will be "non-diversified" as defined in the 1940 Act. See "Non-Diversified Status." The International Equity Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques, that the Fund generally employs.

      Investment Policies. The equity and equity-related securities in which the International Equity Portfolio will primarily invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that Lombard Odier International Portfolio Management Limited ("Lombard Odier"), the sub-investment manager, believes offer the potential for long-term capital appreciation. Issuers of such securities may include smaller, emerging companies. The Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs (see "Depository Receipts" below), or other similar instruments representing securities of foreign issuers. The Portfolio may purchase securities on a when-issued basis. See "Investment Methods and Risks."

      While the investment policy of the Portfolio is to be broadly diversified as to both countries and individual issuers, Lombard Odier selects individual countries and securities on the basis of several factors. Investments are allocated among issuers in countries selected based on a comparison of values between the equity markets in those countries. This comparison is based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. After evaluating these factors and others for each country and comparing opportunities among countries, the sub-adviser selects those countries which in its opinion, have the most attractive equity markets. This evaluation is influential in deciding the amount of investment in each equity market. Individual equity securities are selected within each market. The International Equity Portfolio will invest in individual equity securities based on factors such as book value, earnings per share and other financial data. The sub-adviser will also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries. The Portfolio may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

      The International Equity Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio will not purchase and sell foreign currencies for speculative purposes. The Portfolio may enter into forward foreign currency contacts and foreign currency futures contracts for hedging purposes only. This includes entering into forward currency contracts and foreign currency futures contracts as an anticipatory hedge.

      The International Equity Portfolio may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's. The Portfolio also may invest cash held for such purposes in short-term, high grade foreign debt securities. The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Portfolio's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements.

      The International Equity Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio also may make short sales and short sales "against the box". The Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

      The International Equity Portfolio's investments may include U.S. Government Securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of Lombard Odier, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Portfolio will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Portfolio may invest will be rated BBB or higher by S&P or Baa or higher by Moody's or if unrated, determined by the sub-adviser to be of comparable credit quality. The Portfolio will limit its investment in corporate debt obligations to less than 35% of its total assets. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "Investment Methods and Risks" under "Lower Rated Corporate Debt Obligations" and in the SAI. See Appendix A to the SAI for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

     Notwithstanding the International Equity Portfolio's investment objective of long-term capital appreciation through investment in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Portfolio may on occasion, for temporary defensive purposes to preserve capital, hold part of all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Portfolio may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the sub-adviser believes there to be extraordinary risks in being substantially invested in such markets.

Money Market Portfolio

     Investment Objectives. The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

     Investment Policies. The Portfolio invests exclusively in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations.

     The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

     MFS, the Sub-Investment Manager, under the supervision of Jefferson Pilot Investment Advisory, will use its best judgment in selecting investments, taking into consideration rates, terms, and marketability of obligations as well as the capitalization, earnings, liquidity, and other indicators of the financial condition of their issuers. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks. See "Repurchase Agreements" in the Prospectus and "RISK CONSIDERATIONS" in the Statement of Additional Information for a discussion of these risks. See "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information for a more complete description of repurchase agreements.

     Risk Factors. The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios. See "RISK CONSIDERATIONS" in the Statement of Additional Information for a description of the risks associated with investment in U.S. dollar obligations of foreign branches of U.S. banks.

Global Hard Assets Portfolio (formerly, Gold Stock Portfolio)

     Objective. The Portfolio seeks long-term capital appreciation by globally investing primarily in "Hard Asset Securities." Income is a secondary consideration.

     Investment Policies. The Sub-Investment Manager believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Portfolio's shares should be considered part of an overall investment program rather than a complete investment program.

     Hard Asset Securities include equity and debt securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest productions, (v) real estate and (vi) other basic non-agricultural commodities.

     Under normal market conditions, the Portfolio will invest at least 65% of its total assets in "Hard Asset Securities" and the Portfolio will invest at least 5% of its assets in each of the first five sectors listed above. The Portfolio has a fundamental policy of concentrating in such industries and may invest up to 50% of its assets in any one of the above sectors during periods when the Sub-Investment Manager believes that a particular sector offers highly attractive opportunities based upon valuations, industry timeliness, important technological developments or other appropriate considerations. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Hard Asset Securities entail certain risks including, but not limited to greater volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets.

     The Portfolio seeks investment opportunities worldwide. Under normal conditions, the Portfolio will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political conditions not typically applicable to the U.S. markets.

     The Portfolio may invest in common stocks; preferred stocks (either convertible or non-convertible); debt securities rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Portfolio may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, either in bullion or coins.

The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by S&P or Caa by Moody's. These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

     The Portfolio may invest in derivatives. Derivatives in which the Portfolio may invest include future contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. The Portfolio may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are structured notes). When the Portfolio purchases a structured note it will make a payment of principal to the counterparty. The Portfolio will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Sub-Investment Manager will monitor the liquidity of structured notes under the supervision of the Board of Directors and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Portfolio. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. In addition, the Portfolio may invest in futures and forward contracts and options on precious metals and other Hard Assets.

     The Portfolio may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Portfolio and warrants acquired in units or attached to securities are not included in this restriction. The Portfolio may buy and sell financial futures contracts and options in financial futures contracts. The Portfolio may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

     The Portfolio may invest up to 35% of its net assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include, but are not limited to, high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency.

     The Sub-Investment Manager believes the Portfolio may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies held by the Portfolio. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

     The assets of the Portfolio invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Sub-Investment Manager to be high grade, that is rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's), Fitch-1 by Fitch or Duff-1 by Duff & Phelps ("D&P") or if unrated, of comparable quality in the judgment of the Sub-Investment Manager, subject to the supervision of the Board of Directors. The assets of the Portfolio invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Sub-Investment Manager, subject to the ultimate supervision of the Board of Directors, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Portfolio may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.

     Although the Portfolio will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REIT's and other real estate investments of the Portfolio are subject to certain risks (See "Real Estate Securities").

High Yield Bond Portfolio

     Investment Objectives. The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

     Investment Policies. Under normal conditions, Massachusetts Financial Services Company ("MFS"), the Sub-Investment Manager, expects that the Portfolio's assets will primarily consist of a diversified portfolio of high-yielding bonds, convertible securities and preferred stock of both domestic and foreign issuers. The Portfolio may purchase securities on a when-issued basis and on a forward commitment basis.

     The debt securities in which the High Yield Bond Portfolio may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Portfolio also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs, EDRs and GDRs. See "Depository Receipts" below. The sub-adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below. These investments and techniques and their attendant risks are described in "Investment Methods and Risks."

     The High Yield Bond Portfolio may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, Brady Bonds, interest rate swaps, currency swaps, other types of available swap agreements, mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities. The Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio may also invest up to 50% (and MFS expects generally to invest between 0% and 20%) of its total assets in foreign securities (not including ADRs). The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the sub-advisor, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

     The Portfolio may invest in futures contracts for hedging purposes only. The Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets.

     The High Yield Bond Portfolio may sell a security short as a hedge against portfolio holdings whose credit is deteriorating. The Fund's short sales are limited to situations where the Portfolio owns a debt security of a company and sells short a different type of security issued by the same company such as common or preferred stock or a senior or junior debt security. The total market value of all securities sold short may not exceed 2% of the Portfolio's net assets.

     During periods of unusual market conditions when the Sub-Investment
Manager believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash (including foreign currency) or short-term money market instruments.

     When and if available, fixed-income securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Sub-Investment Manager, such securities have the potential for future income or capital appreciation.

     Securities offering the high current income sought by the High Yield Bond Portfolio are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Portfolio may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Portfolio. A detailed discussion of the risks associated with lower rated corporate debt obligations is found in "High Yield Securities" below. See the SAI for a description of corporate bond ratings assigned by Standard & Poor's and Moody's.

     While the Sub-Investment Manager may refer to ratings issued by established credit rating agencies, it is not the Portfolio's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Portfolio's achievement of its investment objective may be more dependent on the sub-adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the portfolio securities of the Portfolio increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio.

     Risk Factors. The Portfolio seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the sub-adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Portfolio may be decreased or its potential capital loss may be increased. The Portfolio will be diversified as defined under the Investment Company Act of 1940.

Domestic Growth Stock Portfolio

     Investment Objectives. The investment objective of the Domestic Growth Stock Portfolio is to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered to be undervalued in light of the company's earning power and growth potential.

     Investment Policies. The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Generally, at least 80% of the Portfolio's assets are invested in common stocks and other equity related securities such as preferred stocks and securities convertible into common stock. The Portfolio may also invest up to 20% of its assets in both U.S. Government Obligations and corporate debt securities, of which at least 75% of which will be rated within the top four rating categories of Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality and cash equivalent investments, such as certificates of deposit, bankers' acceptances, and commercial paper, having ratings of A-1 or Prime-1 by Standard & Poor's or Moody's or other NRSROs or, if unrated, are considered by the Portfolio's Sub-Investment Manager to be of comparable quality. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. No more than 5% of the Portfolio's assets may be invested in non-investment grade debt. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities purchased held by the Portfolio fall below to more than 5% of net assets investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances regardless of. Generally, at least 60% of the Portfolio's assets will be invested in securities which have paid dividends or interest within the preceding 12 months, but non-income producing securities will be held for anticipated increases in value. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods. See "Warrants" below.

     This Portfolio invests primarily in stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. Securities are selected principally for their potential appreciation and anticipated income. Assets of the Portfolio will be substantially fully invested at all times.

     Risk Factors. The prices of the types of securities usually purchased for the Domestic Growth Stock Portfolio will tend to fluctuate more than the prices of the securities usually purchased for the Money Market Portfolio. As a result, the net asset value of the Domestic Growth Stock Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Growth Portfolio

     Investment Objectives. The Growth Portfolio seeks capital growth. The Portfolio invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Portfolio's Sub-Adviser, believes have above-average growth prospects. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's sub-adviser perceives that they are more attractive than stocks on a long-term basis. When the sub-adviser determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitation in cash and short-term fixed-income securities.

     Investment Policies. Strong will generally invest Portfolio assets in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the sub-adviser ordinarily looks to certain other characteristics, such as the following: (1) prospects for above-average sales and earnings growth; (2) high return on invested capital;
(3) overall financial strength, including sound financial and accounting policies and a strong balance sheet; (4) competitive advantages, including innovative products and service; (5) effective research, product development, and marketing; and (6) stable, capable management.

     The Growth Portfolio may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. When Strong determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitations in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's). A detailed discussion of the risks associated with lower rated debt obligations is found in "High Yield Securities" and in the SAI. See the SAI for a description of the bond ratings assigned by Standard & Poor's and Moody's.

     The Growth Portfolio may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

     The Portfolio may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Portfolio may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interests payable in kind, foreign government securities and the securities of unsecured issuers. The Portfolio may also purchase the securities of other investment companies and small capitalization companies. The Growth Portfolio may make short sales and invest up to 15% of its assets in illiquid securities. These investments and techniques and their attendant risks are more fully described in "Investment Methods and Risks." The Portfolio will be a diversified investment company.

Growth and Income Portfolio

     Investment Objectives. The objective of the Growth and Income Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

     Investment Policies. The Growth and Income Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends. While the Growth and Income Portfolio intends to invest at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months, the Portfolio may invest in securities not currently paying dividends where Warburg the Sub-Investment Manager anticipates that they will increase in value. The Portfolio may invest up to 10% of its assets in fixed income securities (including Convertible Bonds rated below investment grade ("Junk Bonds")) and up to an additional 10% of its assets in convertible securities rated below investment grade at the time of purchase.

     The Growth and Income Portfolio may also invest for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

     The Growth and Income Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Warburg, invest in and hold up to 20% of the Portfolio's total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" in the Prospectus and "DESCRIPTION OF CERTAIN INVESTMENTS--Depository Receipts" in the Statement of Additional Information.

     The Growth and Income Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Growth and Income Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts. See "Securities and Index Options" and "Futures Contracts" in this Prospectus.

     Risk Factors. The prices of the securities purchased for the Growth and Income Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Growth and Income Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

     Investment Objectives. The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

     Investment Policies. The Capital Growth Portfolio will invest primarily in common stocks when Janus, the Sub-Investment Manager believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services and that operate in a favorable environment from a competitive and regulatory standpoint.

     It is the policy of the Capital Growth Portfolio to purchase and hold securities for capital growth. If the Sub-Investment Manager is satisfied with the performance of a security and anticipates continued appreciation, the Portfolio will generally retain such security. However, changes in the Portfolio will generally be made whenever the Sub-Investment Manager believes they are advisable, either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities.

     Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Investment Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Pursuant to an exemptive order received by the Sub-Investment Manager from the SEC, the Portfolio may also invest in money market funds managed by the Sub-Investment Manager as a means of receiving a return on idle cash. The Portfolio's cash position may increase when the Sub-Investment Manager is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities include debt securities that are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

     Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. See "Foreign Securities" and "Depository Receipts" in the Prospectus. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). See "Forward Foreign Currency Exchange Contracts" in the Prospectus.

     The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus.

     The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the Sub-Investment Manager's opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough or a new product, at that company.

     The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

     Risk Factors. The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. See "Foreign Securities" and "Depository Receipts" in this Prospectus. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Investment Manager's projection of future exchange rates is inaccurate. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The price of the securities purchased by the Capital Growth Portfolio will tend to fluctuate more than the prices of securities purchased by the Money Market Portfolio.

Balanced Portfolio

     Investment Objectives. The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

     Investment Policies. The Balanced Portfolio intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value. The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in high-grade fixed income senior securities which are rated in the three highest rating categories by any NRSRO or, if unrated, are considered by Morgan, the Portfolio's Sub-Investment Manager, to be of comparable quality. The Portfolio may purchase and sell futures contracts as more fully described under "Futures Contracts" in this Prospectus and may write covered call options and purchase call and put options as described under "Securities and Index Options" in this Prospectus. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers limited to 15% of the Portfolio's total assets and in Depository Receipts. See "Foreign Securities" and "Depository Receipts" in this Prospectus.

     In implementing the investment objectives of the Balanced Portfolio, Morgan will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks.

     Risk Factors. The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Although the Balanced Portfolio seeks to reduce both financial and market risks associated with any one investment medium, performance of the Balanced Portfolio will depend on such additional factors as timing the mix of investments and the ability of Morgan to predict and react to changing market conditions. Investment in foreign securities and ADRs involve special considerations and risks. See "Foreign Securities" and "Depository Receipts" in this Prospectus.

Emerging Growth Portfolio

      Investment Objective. The Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

      Investment Policies. The Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size and the Portfolio may also invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

      While the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency (see "Risk Factors" below). The Portfolio may invest up to 25% (and generally expects to invest between 0% and 10%) of its total assets in foreign securities (not including American Depository Receipts ("ADRs") (see "American Depository Receipts" below)), which may be traded on foreign exchanges (see "Risk Factors" and "Foreign Securities" below). The Portfolio may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

      The Portfolio may invest in corporate asset-backed securities (see "Corporate Asset-Backed Securities" below). The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law (see "Futures Contracts" below and the Statement of Additional Information). In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis (See "When-Issued Securities" below). The Portfolio may also invest a portion of its assets in "loan participations" (see "Loan Participations and Other Direct Indebtedness" below and in the Statement of Additional Information).

      While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever MFS, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

      During periods of unusual market conditions when MFS, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      Risk Factors. The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity Portfolio or of a growth Portfolio which invests entirely in proven growth stocks.

      The Portfolio may invest up to 5% of its assets in lower rated fixed income securities or comparable unrated securities. Investments in lower rated income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. An effect of such rules may be to depress the prices of outstanding lower rated high yielding fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Investment Manager's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Portfolio. To the extent the Portfolio invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Sub-Investment Manager's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Sub-Investment Manager may refer to ratings issued by established credit rating agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Sub-Investment Manager's own independent and ongoing review of credit quality.

      The Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Additional Risk Factors

      The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

      Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

      In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

      The Emerging Growth Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity portfolio or a growth portfolio investing entirely in proven growth equities.

      See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

      Given the above average investment risk inherent to the Emerging Growth Portfolio, investment in shares of the Emerging Growth Portfolio should not be considered a complete investment program and may not be appropriate for all investors.

Governmental Securities

      U.S. Governmental Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority grated by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Governmental National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either (i) backed by the full faith and by conversion of fixed income securities or by the exercise of related warrants.

      The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when -issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price, which is fixed at the time of commitment, for delivery at a future date, which may be up to three months in the future. The Portfolio will not pay for the securities or begin earning interest on them until the securities are paid for and received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

Convertible Securities

      All Funds except the Money Market Portfolio may invest in convertible securities, Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

Foreign Securities


      The World Growth Stock Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Growth and Income Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities. Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Investment Managers, under the supervision of Jefferson Pilot Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

      Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

Foreign Currencies

      As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Investment Manager believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Investment Manager anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

      In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Investment Manager, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

      While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

      Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio and the Emerging Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies. See "RISK CONSIDERATIONS--Foreign Securities" in the Statement of Additional Information.

Brady Bonds

      Certain of the Portfolios consistent with their objectives and policies may invest in Brady Bonds, which are securities created through exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructuring have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. Dollar) and are actively traded in the over-the-counter markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds, or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady

Bonds with respect to the commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Non-Diversified Status

      Since the International Equity Portfolio is not "diversified" as defined by the Investment Company Act of 1940, as amended ("ICA") it may invest a greater percentage of its assets in any single issuer or on a single industry than otherwise permissible for a diversified investment company, and it will be more susceptible to adverse developments affecting any single issuer or industry. Nonetheless, this "non-diversified" Portfolio is still subject to the diversification requirements that arise under the federal tax laws.

Precious Metals


      The Global Hard Assets Portfolio may invest in precious metal coins, which have no numismatic value, and bullion. The value of such coins and bullion is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains or losses realized on their sale. The Portfolio incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Portfolio and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Portfolio's value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issues engaged in the mining of such precious metals. In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured. The Portfolio will maintain its precious metal coins and bullion with Wilmington Trust Company.

      Precious metal trading is a speculative activity and its markets at times volatile. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Markets are, therefore, volatile at times and there may be sharp fluctuations in prices, even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Portfolio may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

Emerging Market Securities

      Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Investment Manager to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Sub-Investment Manager determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Depository Receipts

      The World Growth Portfolio, the International Equity Portfolio, the Global Hard Assets Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio and the Emerging Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Securities. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

      Depository Receipts also involve the risks of other investment in foreign securities; for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

Forward Foreign Currency Exchange Contracts


      The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency, or a proxy currency whose performance is expected to correlate to the currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

Repurchase Agreements

      All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Real Estate Securities

      Although the Global Hard Assets Portfolio will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of Real Estate Investment Trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. Investment in real estate related securities are subject to certain risks associated with the real estate industry in general and REITs in particular. REITs are subject to interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. See "Real Estate Securities" in the Statement of Additional Information.

Short Sales

      The Global Hard Assets Portfolio may make short sales of equity securities. A short sale occurs when the Portfolio sells a security which it does not own by borrowing it from broker. In the event that the value of the security that the Portfolio sold short declines, the Portfolio will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Portfolio will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

      The Portfolio will establish a segregated account with respect to is short sales and maintain in such account cash not available for investment, U.S. Government securities or other liquid, high-quality debt securities or liquid equity securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Portfolio's net assets. (See "Short Sales" in the Statement of Additional Information.)

High Yield Securities

      The High Yield securities in which the High Yield Bond Portfolio and other Portfolios, may invest may be rated below investment grade by Standard & Poor's or by Moody's (i.e., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The High Yield Bond Portfolio may invest 100% of its net assets in lower rated corporate debt obligations. Securities rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such securities will entail greater speculative risks than those associated with investment-grade securities (i.e., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that securities rated BB or below by Standard and Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk" or "junk bonds." No minimum rating standard is required for a purchase of securities by the High Yield Bond, Growth and Income or Growth Portfolios. See SAI for a description of the ratings issued by investment rating services.

      An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specified adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

      Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in a Portfolio's net asset value.

      Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The sub-advisers will attempt to reduce these risks through diversification of these Portfolio's portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Zero Coupon Bonds

      The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Securities and Index Options

      The Growth Portfolio, the Growth and Income Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

      Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

      The writing of call options on securities and securities indices involves the following risks: (1) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and
(ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

Purchasing Put and Call Options

      In order to hedge against changes in the market value of their portfolio securities, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

      Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

Futures Contracts

      The Growth and Income Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. The Capital Growth Portfolio, the Growth Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase or sell. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

      The use of futures contracts by the Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio, the International Equity Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Investment Manager's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

Lending of Securities

      The Emerging Growth Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio and the International Equity Portfolio may make loans of their portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).

When-Issued Securities

      In order to help ensure the availability of suitable securities the Growth Portfolio, Domestic Growth Stock Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, World Growth Stock Portfolio and Emerging Growth Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

Mortgage Backed and Corporate Asset-Backed Securities

      The Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio, the International Equity Portfolio and the Emerging Growth Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securities.

      The International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Growth and Income, the Global Hard Assets Portfolio and the Emerging Growth Portfolios may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property.

      Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments and its ability to reinvest the returns or principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in mortgage-backed securities, the values of its securities will vary with changes in market interest rates generally and the differentials in yields among various U.S. Government Securities and other mortgage-backed securities.

Stripped Mortgage-Backed Securities

      Certain of the Portfolios may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies and instrumentalities of the United States Government or by private originators of or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" Class) and the other class will receive all of the principal (the principal only of "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayment of principal, the Portfolios may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet fully developed, although the securities are traded among institutional investors and investment banking firms.

Borrowing

      Certain of the Portfolios may borrow money but only from banks and only for temporary or short-term purposes. These Portfolios will not borrow for leveraging purposes. The Global Hard Assets Portfolio may borrow for investment purposes and all Portfolios will maintain continuous asset coverage of at least 300% (as defined in the Investment Company Act of 1940) with respect to all of its borrowings. The Portfolio may be required to sell its assets within three days to reduce debt and restore 300% asset coverage. Borrowing involves interest costs. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

Warrants

      All of the Portfolios except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers under Rule 144A of the 33 Act) and limited amounts of illiquid securities including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restrictions in the Statement of Additional Information incorporated herein by reference.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before nominal fixed term on seven day or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4
(2) of the 33 Act) that the Board of Directors or the Sub-Investment Managers have determined to be liquid will be treated as such.

      A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" in the SAI.

Dollar Roll Transactions

      All Portfolios except the Money Market Portfolio and the International Equity Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Portfolio will only enter into covered rolls. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Portfolio contracts to replace substantially similar securities on a future date fails to deliver such securities, the Portfolio may not be able to obtain such securities at the prices specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Swap Transactions

      The High Yield Bond Portfolio, Global Hard Assets Portfolio, Growth Portfolio and Capital Growth Portfolio may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

      By entering into swap transactions, a Portfolio may be able to protect the value of a portion of its securities against declines in market values. A Portfolio may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Portfolio may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Portfolio. However, there can be no assurance that the return a Portfolio receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

      While a Portfolio will only enter into swap transactions with counterparties it considers creditworthy (and will monitor creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Portfolio would be limited to contractual remedies under the swap agreement. There can be no assurance that a Portfolio will succeed when pursuing its contractual remedies. To minimize a Portfolio's exposure in the event of a default, the Portfolio will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Portfolio enters into swap transactions on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Portfolio's custodian. To the extent a Portfolio enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Portfolio's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

      Interest Rate Swaps. The High Yield Bond Portfolio, Global Hard Assets Portfolio, Growth Portfolio and Capital Growth Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisors believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat than as being subjected to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) or liquid equity securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Currency and Asset Swaps

      Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Portfolio may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Investment Manager is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Loan Participations and Other Direct Indebtedness

      The Growth Portfolio, Capital Growth Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and International Equity Portfolio and the Emerging Growth Portfolio may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

      The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

      Investments of the Portfolios are further restricted by certain policies that may not be changed without a vote of stockholders. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

Portfolio Turnover

      Portfolio turnover may vary and from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates for the Portfolios in 1997 and 1996 were as follows: 30.22% and 27.50% for the World Growth Stock Portfolio; 19.70% and 64.78% for the Global Hard Assets Portfolio; 52.92% and 49.75% for the Domestic Growth Stock Portfolio; 129.53% and 35.69%, 64.38 (1997) for the Growth and Income Portfolio; 91.66% and 147.82% for the Capital Growth Portfolio; 122.85% and 94.58% for the Emerging Growth Portfolio and 254.04 and 222.35% for the Balanced Portfolio. In addition, the portfolio turnover rate for the Balanced Portfolio for such periods can be broken down into rates of 276.54% and 233.29%, respectively, for the common stock portion of the Portfolio and 220.70% and 202.08%, respectively, for the fixed income portion. Portfolios having higher turnover rates may realize larger amounts of gains and losses relative to a portfolio having a lower turnover rate and will generally incur correspondingly greater brokerage commissions. Excessive short-term trading may result in excessive "short-short" income under the Internal Revenue Code ("IRC") which, in turn, could affect the status of such Portfolios as regulated investment companies and the tax status of the contracts invested in the Portfolio. See "TAXES AND DIVIDENDS" in this Prospectus and "PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

      The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund.

      The Fund's Investment Manager is Jefferson Pilot Investment Advisory Corporation (Jefferson Pilot Investment Advisory), a registered investment adviser, a wholly-owned subsidiary of Jefferson Pilot Financial ("JPF") which, in turn, is a wholly-owned Subsidiary of Jefferson Pilot Corporation. Its address is One Granite Place, Concord, NH 03301. It provides supervisory investment advice, and provides certain administrative services for all of the Fund's Portfolios. Its investment advisory responsibilities include, among other things, recommending, evaluating, monitoring and overseeing the activities of the Sub-Investment Managers and reviewing the practices of broker-dealers selected by the Sub-Investment Managers. Jefferson Pilot Investment Advisory also provides office space and related utilities, including telephones, necessary for the Fund's operations; recommends auditors, counsel and custodians; maintains records not otherwise maintained by other parties; and provides personnel, data processing services, and supplies to the Fund. The cost of such facilities, supplies and services is included in the investment management fee described below. Jefferson Pilot Investment Advisory also acts as transfer agent and dividend disbursing agent for the Fund.

      Investment management fees are paid to Jefferson Pilot Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio as shown below:


                                                 WORLD GROWTH STOCK,
                                                 GLOBAL HARD ASSETS
                                               DOMESTIC GROWTH STOCK,                           HIGH YIELD
                            MONEY MARKET         GROWTH AND INCOME,     CAPITAL     EMERGING     BOND AND       INTERNATIONAL
AVERAGE DAILY NET ASSETS      AND BOND              AND BALANCED        GROWTH       GROWTH       GROWTH           EQUITY
First $200 Million              .50%                    .75%             1.00%        .80%         .75%             1.00%
Next $1.1 Billion               .45%                    .70%             .95%         .75%          75%             1.00%
Over $1.3 Billion               .40%                    .65%             .90%         .70%         .75%             1.00%

      The Sub-Investment Managers for the Portfolios are Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas for the World Growth Stock Portfolio; Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 South Hampton Place, London, WC1A2AJ, UK for the International Equity Portfolio; Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 for the Global Hard Assets Portfolio; Pioneering Management Corporation, 60 State Street, Boston, Massachusetts 02109 for the Domestic Growth Stock Portfolio; Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206 for the Capital Growth Portfolio; J.P. Morgan Investment Management, Inc. ("Morgan") 522 Fifth Avenue, New York, New York 10036 for the Balanced Portfolio; Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, New York 10017-3147 for the Growth and Income Portfolio; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116 for the Money Market High Yield Bond, and Emerging Growth Portfolios; and Strong Capital Management, Inc. ("Strong") P.O. Box 2936, Milwaukee, Wisconsin 53201 for the Growth Portfolio.


      Templeton, Sub-Adviser to the World Growth Stock Portfolio, is a registered investment adviser, organized under the laws of the Bahamas. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Franklin is a publicly traded company whose ordinary shares of common stock are listed on the New York Stock Exchange. Templeton serves as an investment adviser or sub-adviser to various investment companies registered under the Investment Company Act of 1940, subject to the supervision and direction of each company's Board of Directors and, where appropriate, the company's investment adviser, as well as to investment companies registered in foreign jurisdictions. In this capacity, Templeton is responsible on a daily basis for managing the companies' investments, making investment decisions on behalf of the companies and supplying research services. Templeton may also provide investment research and advice to certain common trust vehicles. Templeton is also an adviser or sub-adviser to several private accounts. Templeton and its affiliates currently serve as investment manager to 175 U.S. registered investment companies. Ms. Cindy Sweeting is primarily responsible for the day to day management of the World Growth Stock Portfolio. Previously Ms. Sweeting was a Vice President of investments at McDermott International Investments Company. Ms. Sweeting who has been Vice President of Templeton, a portfolio manager and research analyst at Templeton since 1997 when she joined Templeton as a portfolio manager.

      Van Eck Associates, a registered investment adviser and a Delaware corporation is Investment Manager to the Global Hard Assets Portfolio. It acts as an adviser to two other registered investment companies, Van Eck Funds and Van Eck Worldwide Insurance Trust and as a sub-adviser to two other registered investment companies, PIMCO Funds Multi-Manager Series--Precious Metals Fund and The GCG Trust--Hard Assets Series, and manages or advises managers of portfolios of pension plans and other accounts. Mr. John C. van Eck and members of his immediate family own 100% of the outstanding voting securities of Van Eck Associates. Since May 1, 1998, Derek van Eck and Kevin L. Reid have been primarily responsible for the day-to-day management of the Global Hard Assets Portfolio. Mr. Van Eck has been associated with Van Eck Associates as a portfolio manager since 1988 and is currently Director of Global Investments and an Executive Vice President of Van Eck as well as an officer and/or portfolio manager of other mutual funds advised by Van Eck. Kevin L. Reid now serves as Co-Portfolio Manager of Worldwide Hard Assets Fund with Derek van Eck. Messrs. van Eck and Reid are jointly responsible for managing this Fund's portfolio of investments.

      Pioneer, the sub-adviser of the Domestic Growth Stock Portfolio, is a registered investment adviser, is a Delaware corporation. It is a wholly-owned subsidiary of The Pioneer Group, Inc., a Delaware corporation. Pioneer currently acts as a manager and investment adviser of twenty-two other registered investment companies. Robert W. Benson, Senior Vice President of Pioneer, has been primarily responsible for the day-to-day management of the Domestic Growth Stock Portfolio since 1986. Mr. Benson has been employed as a portfolio manager by Pioneer since 1974.


      Janus, a registered investment adviser, is a Colorado corporation. It serves as investment adviser or sub-adviser to the Janus Funds, as well as several other mutual funds and individual, corporate and pension and profit-sharing accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate. Mr. Marc Pinto has been primarily responsible for the day-to-day management of the Capital Growth Fund since 1994. Mr. Pinto has been a portfolio manager for Janus since 1994, previously he was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs.

      Warburg Pincus Asset Management, Inc. ("Warburg"), Sub-investment manager to the Growth and Income Portfolio, is indirectly controlled by Warburg, Pincus & Co. ("W.P.& Co."), a New York partnership which has no business other than being a holding company for Warburg and its affiliates. Lionel I. Pincus, the Managing Director of W.P. & Co. may be deemed to control both W.P. & Co. and Warburg. Warburg, organized in 1970, is a professional investment advisoryfirm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions and individuals. As of January 31, 1998 Warburg managed nearly $19.9 billion in assets. Brian Posner, a managing Director of Warburg, has been with Warburg since January 1997 and since May 1, 1997 has been chief investment officer. Prior to joining Warburg, Mr. Posner had been a portfolio manager with Fidelity Investments since 1987, most recently the Vice President and portfolio manager of Fidelity Equity-Income II Fund.

      J.P. Morgan Investment Management Inc. ("Morgan") is the sub-adviser to the Balanced Portfolio. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), a bank holding company organized in Delaware. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. As of December 31, 1997 JPM & Co. through Morgan and its other subsidiaries, had assets under management of approximately $255 Billion. Michael J. Kelley, Vice President, (employed by Morgan since 1985) and Harriet T. Huber, Vice President (employed by Morgan since 1989) are primarily responsible for the day to day management of and implementation of Morgan's investment process for the Balanced Portfolio.

      Massachusetts Financial Services Company ("MFS") is Sub-Investment Manager to the Money Market, Emerging Growth and High Yield Bond Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $77.6 Billion on behalf of approximately 2.9 million investor accounts as of February 28, 1998. As of such date, the MFS organization manages approximately $52.6 Billion of assets invested in equity securities and approximately $20.4 Billion of assets invested in fixed income securities. Approximately $4.0 Billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.)

Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

      MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various combination fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

      John W. Ballen and Toni Y. Shimura are the Emerging Growth Portfolio's portfolio managers. Mr. Ballen, an Executive Vice President of MFS, has been employed as a portfolio manager by MFS since 1984. Ms. Shimura, a Vice President of MFS, has been employed as a portfolio manager by MFS since 1987.


      Bernard Scozzafava, a Vice President of MFS is primarily responsible for the day-to-day management of the High Yield Bond Portfolio. Mr. Scozzafava has been employed as a portfolio manager by MFS since 1989.




      Strong Capital Management, Inc. ("Strong") the sub-adviser to the Growth Portfolio, was organized in 1974. Since then, Strong's principal business has been providing investment supervision for individuals and institutional accounts, such as pension funds and profit sharing plans. The sub-adviser also acts as adviser for its own proprietary mutual funds. As of February 28, 1998, Strong managed over $29.8 Billion in assets.

      Subject to the supervision of the Board of Directors and the Adviser, Strong manages the Growth Portfolio in accordance with its stated investment objective and policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on its behalf. The portfolio manager for the Growth Portfolio is Mr. Ronald Ognar. Mr. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience joined Strong in April 1993, after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. In addition to his duties as portfolio manager of the Growth Portfolio he also manages the Strong Growth Fund, the Strong Growth 20 Fund, and co-manages the Strong Total Return Fund.


      Lombard Odier, the sub-adviser to the International Equity Portfolio, provides investment advisory services with respect to the Portfolio's investment in foreign securities, including recommending optimal geographic and equity allocation. Lombard Odier is wholly-owned by Lombard, Odier & Cie ("LOC"), one of the largest and oldest private banks in Switzerland, established in 1798. Mr. Jean Bonna, a Managing Partner of LOC is Chairman of Lombard Odier. Lombard Odier presently serves as investment sub-adviser to one open-end investment company and one closed-end investment company.

      The Portfolio retains Lombard Odier to manage the investments of its assets and to place orders for the purchase and sale of portfolio securities. Lombard Odier will be primarily responsible for recommending the allocation of investments among various international markets and currencies, recommendation and selection of particular securities in the international markets and placement of portfolio transactions in the foreign equity markets. Although, over-all strategy is set by the Lombard Odier Strategy Committee, Mr. Ronald Armist (15 years of investment experience) and Mr. Omid Kamshad (20 years of investment experience) will primarily be responsible for the day-to-day management of the International Equity Portfolio.

      The compensation of the Sub-Investment Managers is paid directly from the investment management fees of Jefferson Pilot Investment Advisory and is set forth in the table below as an annual percentage of the average daily net asset value of the Portfolio managed:

                             SUB-INVESTMENT MANAGER

AVERAGE
DAILY NET ASSETS                   JANUS               TEMPLETON               VAN ECK              PIONEER


First $200 Million                 .75%                  .50%                   .50%                 .50%
Next $1.1 Billion                  .70%                  .45%                   .45%                 .45%
Over $1.3 Billion                  .65%                  .40%                   .40%                 .40%


                                   MFS                       MFS                   MFS             WARBURG &
NET ASSETS                   EMERGING GROWTH            MONEY MARKET           HIGH YIELD           MORGAN
First $100 Million                .50%                      .40%                  .30%               .45%
Next $100 Million                 .50%                      .40%                  .30%               .40%
Next $200 Million                 .50%                      .40%                  .25%               .35%
Over $400 Million                 .50%                      .40%                  .25%               .30%


NET ASSETS                       STRONG                 LOMBARD ODIER
First $25 Million                 .60%                      .50%
Next $75 Million                  .50%                      .50%
Next $50 Million                  .40%                      .50%
Over $150 Million                 .30%                      .50%

      As noted above, under the Investment Management Agreement Jefferson Pilot Investment Advisory acts as transfer agent and dividend paying agent for the Fund and assumes a number of administrative functions in addition to its investment management services. For example, Jefferson Pilot Investment Advisory prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other communications with stockholders; schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders; and prepares and files tax returns and reports which federal, state, local or foreign laws may require. The cost of preparing, printing and distributing all materials and holding such meetings is borne by the Fund. The Fund also pays certain other expenses which are described under the heading "INVESTMENT ADVISORY AND OTHER SERVICES--Payment of Expenses" in the Statement of Additional Information.


      For the year ended December 31, 1997, all investment management fees paid to Jefferson Pilot Investment Advisory totalled: .75%, .50%, .75%, .75%, .50%,
 .75%, 1.00%, .75% and .80%, respectively, of the average daily net assets of the World Growth Stock Portfolio, Money Market Portfolio, Global Hard Assets Portfolio, Domestic Growth Stock Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio and Emerging Growth Portfolio. For the year ended December 31, 1997 the ratio of operating expenses to average net assets was .91%, .60%, 1.07%, .83%, .60%, 1.09%, .97%, and 1.00% respectively, for the
World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and Emerging Growth Portfolio. Jefferson Pilot Investment advisory paid each of its current Sub-Investment Managers a sub-advisory fee equal to the fee levels above for the first $200 million of assets.


                                  CAPITAL STOCK

      The Fund issues a separate series of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio, including approval of the investment management agreement, a sub-investment management agreement, and changes in fundamental investment policies of that Portfolio. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. All shares may be redeemed at any time.

      As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

      Jefferson Pilot Financial initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Growth Portfolio and the Emerging Growth Portfolio, for its general account. Jefferson Pilot Financial initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. As of March 24, 1998 Jefferson Pilot Financial and its affiliates did not own more than 25% of any portfolio. The shares held in a separate account which are attributable to Policies will be voted by Jefferson Pilot Financial or its affiliated insurance companies in accordance with instructions received from the owners of Policies. The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by Jefferson Pilot Financial or its affiliated insurance companies against the separate account and shares held by Jefferson Pilot Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder.

                               TAXES AND DIVIDENDS

      Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

      The Fund expects that each Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Fund to an excise tax.

      Dividends from ordinary income will be declared and distributed with respect to each Portfolio at least once each year. Ordinary income of each Portfolio is the investment company taxable income as defined in Section 852(b) of the Code. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

      Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable life insurance policies, the Fund intends to comply with the diversification requirements as set forth in the regulations.

      The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

                        OFFERING AND REDEMPTION OF SHARES

      Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. The Fund's principal underwriter and distributor is Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301. Jefferson Pilot Variable Corporation is an affiliate of Jefferson Pilot Investment Advisory and a wholly-owned subsidiary of Jefferson Pilot Corporation. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

      Net asset value is normally determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading. The net asset value of each Portfolio will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and Monday before Christmas if Christmas falls on a Tuesday.

      An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the mean of the bid and asked prices at the close of trading is used. A security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the mean of the bid and asked prices at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

      Trading in securities on exchanges in European and Far Eastern countries, and in over-the-counter markets in such other nations, is normally completed well before the close of trading on the New York Stock Exchange. Trading of European and Far Eastern securities, either generally or in a particular country or countries, may not take place on every day on which the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated. The calculation of the net asset value of those Portfolios which do such trading, therefore, may not take place contemporaneously with the determination of the prices of many of the securities of each such Portfolio which are used in making the calculation of net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Fund, such securities will be valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

      Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

      All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

      With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

      Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."


                                    YEAR 2000

The Company has no computers or data processing equipment of its own. Therefore, it has contracted with a number of affiliated and unaffiliated service agents to provide all its computer and data processing support.

These service agents have been using certain computer programs which were originally written using two rather than four digits to define applicable years. As a result they may be using computer programs that have no time sensitive software which may recognize a date using "00" as the 1900 rather than the year 2000 (the "Year 2000 Matter"). This could result in a system failure which may disrupt operations, including an inability to accurately process purchases and sales or calculate asset values or complete other important data processing functions.

The service agents will have to identify, replace or modify portions of their software and hardware so that their systems will function properly with respect to dates in the Year 2000 and thereafter. If these modifications are not made or are not completed on a timely basis, the Year 2000 Matter could have a material adverse affect on the Company and there is no guarantee that the Company or other companies on which the Company relies will be in compliance on a timely basis.

Jefferson-Pilot Corporation, the parent of many of the Company's affiliated service agents, has developed a centralized oversight and project management process to facilitate the conversion of all information systems to be ready for the year 2000 and has been converting critical data processing systems. The Investment Manager is monitoring similar projects involving service agents which are not affiliates of Jefferson Pilot. The Company does not currently expect the Year 2000 Matter to have a significant effect on operations of the Company.

                                OTHER INFORMATION

      Shares of the Portfolios are presently offered to separate accounts of Jefferson Pilot Financial, ("JPF") Hamilton and Jefferson Pilot, affiliates of Jefferson Pilot Financial, Hamilton and Jefferson Pilot and may be offered in the future to other non-affiliated insurance companies in order to fund additional variable life insurance policies, variable annuity contracts or other investment products.

      A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

                      JEFFERSON PILOT VARIABLE FUND, INC.

                       FORMERLY CHUBB AMERICA FUND, INC

                               One Granite Place

                         Concord, New Hampshire 03301

                                (603) 226-5000

                                 A Series Fund
                                    with a
          World Growth Stock Portfolio Investing Primarily in Stocks
  International Equity Portfolio Invests In Securities Whose Primary Trading
                    Markets Are Outside The United States.
                  Money Market Portfolio Investing Primarily
                          in Money Market Instruments.
   Global Hard Assets Portfolio Investing Primarily in Hard Asset Securities. High Yield Bond Portfolio Investing Primarily In Corporate Obligations With
       Emphasis On Higher Yielding, Higher Risk, Lower-Rated Or Unrated
                                  Securities.
         Domestic Growth Stock Portfolio Investing Primarily in Stocks.
     Growth Portfolio Invests In Equity Securities That Have Above-Average
                               Growth Prospects.
           Growth and Income Portfolio Investing Primarily in Stocks.
            Capital Growth Portfolio Investing Primarily in Stocks.
                   Balanced Portfolio Investing Primarily in
                      Stocks and Fixed Income Securities.
        Emerging Growth Portfolio Investing Primarily in Common Stocks
                      of Small and Medium-Sized Companies.

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.

--------------------------------------------------------------------------------
The date of the Prospectus to which this Statement of Additional Information relates is May 1, 1998.

The date of this Statement of Additional Information is May 1, 1998.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
Business History.........................................................
Investment Restrictions..................................................
Description of Certain Investments.......................................
   Bank Obligations......................................................
   Repurchase Agreements.................................................
   Commercial Paper......................................................
   Loan Participation and other Direct Indebtedness......................
   Corporate Asset Backed Securities.....................................
   Lending of Securities.................................................
   Forward Commitments...................................................
   Warrants..............................................................
   Forward Foreign Currency Exchange Contracts...........................
   American Depository Receipts..........................................
   Securities and Index Options..........................................
   Futures Contracts and Related Options.................................
   High Yield Bonds......................................................
   Description of Investment Ratings.....................................
Risk Considerations......................................................
   U.S. Dollar Obligations of Foreign....................................
   Branches of U.S. Banks................................................
   Repurchase Obligations................................................
   Foreign Securities....................................................
   Forward Foreign Currency Exchange Contracts...........................
   Gold Mining Shares....................................................
   Options...............................................................
   Futures Contracts and Related Options.................................
   Federal Tax Matters...................................................
Investment Advisory and Other Services...................................
   Investment Management Agreements and Sub-Investment Management
     Agreements..........................................................
   Independent Auditors..................................................
   Custodians............................................................
   Payment of Expenses...................................................
Portfolio Transactions and Brokerage Allocations.........................
Management of the Fund...................................................
Capital Stock............................................................
Offering and Redemption of Shares........................................
Determination of Net Asset Value.........................................
Taxes....................................................................
Performance and Yield Information........................................
Additional Information...................................................
   Reports...............................................................
   Name and Service Mark.................................................

                                BUSINESS HISTORY

     Jefferson Pilot Variable Fund, Inc., formerly Chubb America Fund, Inc., (the "Fund") is an open-end diversified management investment company established by Jefferson Pilot Financial Insurance Company ("JPF"), formerly Chubb Life Insurance Company of America, to provide for the investment of assets of separate accounts established by Jefferson Pilot Financial, Jefferson Pilot Life ("Jefferson Pilot") and Alexander Hamilton Life ("Alexander Hamilton") or their affiliated insurance companies. Jefferson Pilot Financial was purchased by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Jefferson Pilot Financial, its successors or assigns, and to other insurance companies with which Jefferson Pilot Financial is affiliated or unaffiliated, and may add or delete Portfolios.

                             INVESTMENT RESTRICTIONS

     Each of the following investment restrictions are fundamental policies of the World Growth Stock, Money Market, Global Hard Assets and Domestic Growth Stock Portfolios and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of each affected Portfolio. Investment restrictions 2, 3, 5, 6, 8-10 are fundamental policies for the Growth Portfolio. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Growth and Income, Capital Growth, Emerging Growth and Balanced Portfolios and investment restrictions 2, 3, 5 and 8, 10, 12 are fundamental restrictions of the International Equity Portfolio and investment restrictions 2, 3, 5, 6, 8, 9, 10, 11 and 12 are fundamental restrictions of the High Yield Bond Portfolio and may not be changed for any such Portfolio without approval of a majority of the outstanding shares of the affected Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:

1. Invest more than 10%, or in the case of Emerging Growth Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and the Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Emerging Growth Portfolio, International Equity Portfolio and the Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Growth and Income Portfolio, International Equity Portfolio, High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, Global Hard Assets Portfolio and the Emerging Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange and Global Hard Assets may enter into financial and commodity futures, forward and options contract thereon, if, immediately thereafter for that Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Except the Growth Portfolio and Global Hard Assets Portfolio may engage in futures or options transactions which are permissible pursuant to Rule 4.5 under the Commodity Exchange Act, provided, however, that the Portfolio may use futures and options on futures (within the meaning of the Commodity Exchange Act), provided that the initial margin and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, (i) the aggregate value of securities underlying call options on securities written by the Growth Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Emerging Growth Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value and further provided the International Equity Portfolio, Global Hard Assets Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3% of the Portfolio's assets would be lent to other persons).

6. Except with respect to the International Equity Portfolio, make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

     As a matter of operating policy, the Fund, except the International Equity Portfolio, considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

7. Except with respect to the International Equity Portfolio, Growth and Income Portfolio; Capital Growth Portfolio; Balanced Portfolio; Emerging Growth Portfolio, Global Hard Assets Portfolio and High Yield Bond Portfolio invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Emerging Growth Portfolio and Global Hard Assets Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The Emerging Growth Portfolio, High Yield Bond Portfolio, Global Hard Assets Portfolio and Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. This restriction will not prevent the Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Growth and Income Portfolio, the Capital Growth Portfolio, Global Hard Assets Portfolio, the Balanced Portfolio or Emerging Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards Emerging Growth Portfolio and Global Hard Assets Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13, and with respect to Global Hard Assets Portfolio currency and commodity contracts and related options purchased on margin and currency swaps shall not involve the issuance of senior securities.

11. Sell securities short, except the International Equity Portfolio, Growth Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, the Balanced Portfolio and Emerging Growth Portfolio may make short sales against the box and the Global Hard Assets Portfolio may make short sales for any reason.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced

     Portfolio, Growth Portfolio, Global Hard Assets Portfolio, and the Emerging Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.

13. Except for the Growth Portfolio, Growth and Income Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Global Hard Assets Portfolio, and Emerging Growth Portfolio invest in or write puts, calls, straddles, or spreads. However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Emerging Growth, Global Hard Assets Portfolio or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.) Provided that the International Equity Portfolio and the High Yield Bond Portfolio may write covered calls or put options with respect to 25% of their assets at any time and may invest more that 25% of the value of their net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value or premiums paid on all options held by either the International Equity Portfolio, Global Hard Assets Portfolio, or the High Yield Bond Portfolio may not exceed 20% of the Portfolio's total net assets.

14. Except for the Growth and Income Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, Global Hard Assets Portfolio and the Growth Portfolio enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company ("JPF"); The Chubb Corporation; or a subsidiary of either of such corporations.

15. Except for the Emerging Growth Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16. Except for the Growth and Income Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio (other than the Global Hard Assets Portfolio) in securities of any one industry. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Emerging Growth Portfolio, Global Hard Assets Portfolio and the International Equity Portfolio, Growth Portfolio, and High Yield Bond Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system. Provided, however that the International Equity Portfolio may not invest in foreign issuers unless, after such investment, issuers in at least the following number of different countries are represented in the Portfolio's holding: if up to 40% of the Portfolio's total assets are invested in foreign issuers, two foreign countries; if between 40% and 60% of the Portfolio's total assets are invested in foreign issuers, three foreign countries; if between 60% and 80% of the Portfolio's total assets are invested in foreign issuers, four foreign countries if over 80% of the Portfolio's total assets are invested in foreign issuers, five foreign countries.

                      DESCRIPTION OF CERTAIN INVESTMENTS

     The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

     All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

     The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

     All of the Portfolios, except the Domestic Growth Stock Portfolio, may invest in repurchase agreements.

     A repurchase agreement customarily obligates the seller, at the time it sells securities to the Portfolio, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

Commercial Paper

     All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio and the Domestic Growth Stock Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Growth and Income Portfolio, the Capital Growth Portfolio, Growth Portfolio and the Balanced Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate.

Commercial Paper

     The Global Hard Assets Portfolio may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Portfolio to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Loan Participations and Other Direct Indebtedness

      As described in the Prospectus, the Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

      The Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Investment Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Investment Manager's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Investment Manager determines that any such investments are illiquid, the Portfolio will include them in the investment limitations described below.

Corporate Asset-Backed Securities

      As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purposes corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Lending of Securities

      Subject to their investment limitations the Portfolios may seek to increase their income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and to its member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Emerging Growth Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by The Sub-Investment Manager to be of good standing, and when, in the judgment of The Sub-Investment Manager, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If The Sub-Investment Manager determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Emerging Growth Portfolio's total assets.

Forward Commitments

      The Portfolios except the Money Market Portfolio may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis. Each Portfolio using forward commitments will maintain with it's custodian in a segregated account liquid assets equal in value to its total commitments for forward commitment securities.

Forward Foreign Currency Exchange Contracts


      Certain of the Portfolios may use forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated or exposed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contracts.

      The Portfolios may enter into forward currency contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in or exposed to the currency and (ii) the Portfolios maintain with their custodian liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations.


Depository Receipts

      Certain of the Portfolios may invest in American Depository Receipts ("ADR's"), Global Depository Receipts ("GDR's"), and European Depository Receipts ("EDR's"). ADR's are certificates issued by a U.S. bank representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADR's are purchased through brokers on U.S. stock exchanges. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities. GDRs and EDRs are similar to ADRs except that they are not necessarily issued by a US Bank in that they represent evidence of ownership of underlying securities issued in the US or foreign securities market. Generally, Depository Receipts in bearer form are designed for care in securities market outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depository Receipts may be in sponsored or unsponsored programs. The issuer may not be involved and less issuer information may be available. The Fund believes that the risk associated with ownership of depository receipts are no greater than the risks associated with the direct ownership of foreign shares.

Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 33 Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restriction above.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4(2) of the 33 Act) that the Board of Directors or the sub-advisers have determined to be liquid will be treated as such.

Securities and Index Options

      All of the Portfolios, except the Money Market Portfolio Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio; the Growth Portfolio, the High Yield Bond Portfolio, the Global Hard Assets Portfolio and the Emerging Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

      Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

      A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

      Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

Futures Contracts and Related Options

      The Growth and Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Global Hard Assets Portfolio, and the Emerging Growth Portfolio may purchase or sell futures contracts and related options.

      Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

      Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Investment Manager to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

      The Portfolios by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

      The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Options on Futures. The Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Growth and Income Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market. When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

      Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

      While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Investment Manager's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Options on Foreign Currencies

      As noted in the Prospectus, the Capital Growth, Global Hard Assets and Emerging Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.

      In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth, Global Hard Assets Portfolio and the Emerging Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Capital Growth, Growth, International Equity, High Yield Bond, Global Hard Assets, and Emerging Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where the Capital Growth, Global Hard Assets, or Emerging Growth Portfolios anticipate a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

      Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts


      The Portfolios except the Growth Portfolio and Global Hard Assets Portfolio will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. These Portfolios may not purchase or sell futures contracts or related options for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either
(i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.

High Yield Bonds

      The medium and lower quality debt securities in which the Growth, Capital Growth, High Yield Bond, Global Hard Assets and Emerging Growth Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Investment Manager to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.

Description of Investment Ratings

Moody's - Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

      D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

      A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

      A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

      SP-2-A satisfactory capacity to pay principal and interest.

      SP-3-A speculative capacity to pay principal and interest.

      Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

                               RISK CONSIDERATIONS

U.S. Dollar Obligations of Foreign Branches of U.S. Banks

      The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Repurchase Agreements

      During the holding period of a repurchase agreement, the seller marks to market the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Portfolio acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and whose creditworthiness has been evaluated by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000.

Foreign Securities

      The investment in securities of foreign issuers by certain of the Portfolios may involve special considerations associated with fluctuating exchange rates, the fact that foreign securities and the markets therefore are not as liquid as their domestic counterparts, the imposition of exchange control restrictions, and economic or political instability. In addition, issuers of foreign securities are subject to different, and in some cases less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. As a result, the selection of investments in foreign issuers may be more difficult and subject to greater risks than investments in domestic issuers.

      These Portfolios make investments in businesses located in foreign nations. Thus, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations. Further, foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. In addition, there may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.

      A Portfolio may be affected, either unfavorably or favorably, by fluctuations in the relative rates of exchange between the currencies of different nations and the exchange control regulations and by their indigenous economic and political developments. The Sub-Investment Managers for these Portfolios will consider these and other factors before investing in particular foreign securities, and will not make such investments unless, in its opinion, such investments will meet the policies and objectives of its respective Portfolio. In addition, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the 1940 Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as consistent with the best interests of the Fund and the stockholders.

Forward Foreign Currency Exchange Contracts

      The Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

      In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      Further, the Portfolios may not always be able to enter into a forward currency contract when the Sub-Investment Manager deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Gold Mining Shares

      The four largest producers of gold currently are the Republic of South Africa, the U.S., Australia and Canada. Economic and political conditions and objectives prevailing in these countries may have direct effects on the production and marketing of newly produced gold and sales of central bank gold holdings. Political and social conditions in South Africa, due to the history of apartheid and the volatility of the political conditions in the new South African government and unsettled political conditions which could recur in South Africa as well as in neighboring countries, may pose certain risks to investments in South Africa if aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa including the Fund's investments and, under certain conditions, on the liquidity of the Funds portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest or hold investments in South African companies may be further affected by changes in the United States or South African laws or regulations. In the past legislation has been proposed in Congress which would require U.S. investors, including the Fund, to sell their investment in South Africa. If such legislation were to be enacted it could have a materially adverse effect on the value of the Fund's investments in South Africa. Notwithstanding these considerations, the recent liberalization of South Africa's political system could reduce the risks described above in the future.

Options

      During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

      The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Investment Manager believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

      Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

      The successful use of futures contracts and related options also depends on the ability of the Sub-Investment Manager to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

      Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Federal Tax Matters

      A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

      The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

      In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

      The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Global Hard Assets Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

      The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Management Agreements and Sub-Investment Management Agreements

      The Fund has entered into Investment Management Agreements with Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"), formerly Chubb Investment Advisory Corporation, with respect to all Portfolios. The Fund and Jefferson Pilot Investment Advisory have also executed Sub-Investment Management Agreements with Templeton Global Advisors, Inc. ("Templeton"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management Inc. ("Morgan"), Warburg, Pincus Asset Management, Inc. ("Warburg") Strong Capital Management, Inc. ("Strong"), Lombard Odier International Portfolio Management Limited ("Lombard Odier") Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Investment Managers") with regard to the World Growth Stock; Global Hard Assets; Domestic Growth Stock; Capital Growth; Balanced, Growth and Income, Growth; International Equity; Money Market High Yield Bond and Emerging Growth Portfolios, respectively.

      The Investment Management Agreement provides that Jefferson Pilot Investment Advisory, subject to control and review by the Fund's Board of Directors, is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund. See "MANAGEMENT OF THE FUND" in the Prospectus. The Sub-Investment Management Agreements provide that the Sub-Investment Managers, subject to review by the Fund's Board of Directors and by Jefferson Pilot Investment Advisory, have the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio which they advise.

      Jefferson Pilot Investment Advisory, each Sub-Investment Manager and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Jefferson Pilot Investment Advisory, each Sub-Investment Manager, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Jefferson Pilot Investment Advisory, each Sub-Investment Manager and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and
(3) at the same average price for each client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Jefferson Pilot Investment Advisory, each Sub-Investment Manager, and each of their affiliates not to favor any one account over the other.

      For providing investment advisory and management services to the Fund, Jefferson Pilot Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Investment Manager, with monthly compensation, at annual rates computed as described under "MANAGEMENT OF THE FUND" in the Prospectus. For the year ended December 31, 1995, the Fund paid $511,260, $40,941, $59,640, $50,107, $317,840, $65,332, $387,176 and $106,430
and $33,463 to Chubb Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Emerging Growth Portfolio, respectively. For the year ended December 31, 1996 the Fund paid $656,061, $42,558, $62,705, $53,464 $480,015, $135,739, $703,701, $134,709, and $173,563
to Chubb Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. All such fees were paid pursuant to the terms of the Investment Management Agreements and the Sub-Investment Management Agreements. For the year ended December 31, 1997 the Fund paid $281,312, $16,816, $16,911, $201,449, $83,877, $264,808, $59,682,
$132,766 to Jefferson Pilot Investment Advisory for the World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio (formerly the Gold Stock Portfolio), the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio.

      For providing sub-investment advisory services to the Portfolios, as described under "MANAGEMENT OF THE FUND" Jefferson Pilot Investment Advisory for the years 1997, 1996, and 1995 respectively paid: $562,624, $437,374, and
$340,840 to Templeton for the World Growth Portfolio; $23,351, $29,791 and $28,659 to Chubb Asset Managers, Inc. and in 1997 $10,214 to MFS for the Money Market Portfolio for the years 1997, 1996 and 1995 respectively; $33,822, $41,803 and $37,760, to Van Eck Associates for the Global Hard Assets Portfolio; $402,898, $320,010 and $211,893 to Pioneering Management for the Domestic Growth Portfolio; $97,789, $90,493 and $43,555 to Chubb Asset Managers, Inc. and for 1997 $69,964 to Warburg for the Growth and Income Portfolio; $799,863, $527,776 and $290,382 to Janus for the Capital Growth Portfolio; and $69,137, $89,806 and $70,953 to Phoenix and for 1997 $37,219 to Morgan for the Balanced Portfolio; and Jefferson Pilot Investment Advisory paid $176,797 for 1997 $108,477 for 1996, and $20,914 for 1995 to MFS for the Emerging Growth Portfolio.

      The Investment Management Agreements also obligate Jefferson Pilot Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Investment Managers.

      The continuance of the Investment Management Agreements and the Sub-Investment Management Agreements were approved by the Fund's Board of Directors on January 30, 1997. As a result of the sale by the Chubb Corporation of Jefferson Pilot Financial to Jefferson-Pilot on April 30, 1997 (the "Transaction") and the resulting change in control of Jefferson Pilot Investment Advisory, the Investment Management Agreements and each of the Sub-Investment Management Agreements terminated by operation of law on that date. On April 3, 1997 the new Investment Management Agreements and the new Sub-Investment Management Agreements were approved by Directors to become effective on the change of control of Jefferson Pilot Financial. On April 30, 1997 the Fund and Jefferson Pilot Investment Advisory received an exemptive order from the Securities and Exchange Commission that permitted Jefferson Pilot Investment Advisory to continue to provide investment management services to the Fund and each of its series during an interim period of not more than 120 days from the date of the Transaction and continuing through the date a new investment management agreement and new sub-investment management agreements were approved by Shareholders. On July 31, 1997 additional new Sub-Investment Advisory Agreements were approved by the Fund's Board of Directors for the Money Market Portfolio, Balanced Portfolio and Growth and Income Portfolio. On August 15, 1997 the Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation and each of the existing Sub-

Investment Advisory Agreements with the Sub-Investment Advisors were approved at a Special Meeting of Shareholders. See "CAPITAL STOCK" in this Statement of Additional Information. In addition, on December 10, 1997 the Investment Management and Sub-Investment Management Agreements relating to the Growth, High Yield Bond and International Equity Portfolios were approved by the Fund's Board of Directors and on December 23, 1997 were approved by the Portfolio's sole shareholder.

Independent Auditors

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 has been selected as the independent auditors of the Fund.

      The financial statements of the Fund to be incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

      Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses

      Jefferson Pilot Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus under the heading "MANAGEMENT OF THE FUND." The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent auditors, and counsel; industry association dues; and other expenses not expressly assumed by Jefferson Pilot Investment Advisory. Certain other expenses are assumed by Jefferson Pilot Variable Corporation ("JP Variable Corp") pursuant to a distribution agreement with the Fund. See "OFFERING AND REDEMPTION OF SHARES" below.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

      Under the Investment Management Agreements, Jefferson Pilot Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Investment Managers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Jefferson Pilot Investment Advisory's overall monitoring and supervision. The Sub-Investment Managers each provide the trading desk for their respective Portfolio transactions. Jefferson Pilot Investment Advisory will perform daily valuation of the assets of each Portfolio.

      The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

      The amount of brokerage commissions paid by the Fund for all Portfolios, for the year 1997 were $694,293, and for all portfolios for 1996 were $532,729 and Portfolios for 1995 was $402,052.

      Insofar as known to management, no director or officer of the Fund, Jefferson Pilot Investment Advisory, any Sub-Investment Manager or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund.

      In selecting broker-dealers to execute transactions for the Fund, the Sub-Investment Managers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Investment Managers in seeking the most favorable overall economic result for the Fund.

      Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Jefferson Pilot Investment Advisory and the Sub-Investment Managers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Jefferson Pilot Investment Advisory or any Sub-Investment Manager has investment discretion. In addition, Jefferson Pilot Investment Advisory and the Sub-Investment Managers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Jefferson Pilot Investment Advisory or the Sub-Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Jefferson Pilot Investment Advisory or the Sub-Investment Managers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Jefferson Pilot Investment Advisory or a Sub-Investment Manager in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Investment Manager or Jefferson Pilot Investment Advisory in managing the investments of a Portfolio. Jefferson Pilot Investment Advisory or a Sub-Investment Manager may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

      Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which Templeton considers as having relatively stable and friendly governments. Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.

      In 1997, no commissions were paid to brokers because of research services provided to either Jefferson Pilot Investment Advisory or the Sub-Investment Managers.

      The Sub-Investment Managers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

      Any of the Sub-Investment Managers and Jefferson Pilot Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Investment Managers would otherwise apply.

                             MANAGEMENT OF THE FUND

      The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:

                                         Positions
                                         with                          Principal Occupations for
Name and Address                         the Fund                      the Past Five Years
----------------                         --------                      -------------------
Ronald Angarella*                        President                     Senior Vice President, Jefferson Pilot Financial,
One Granite Place                        and Director                  President and Director, Jefferson Pilot Investment
Concord, N.H. 03301                                                    Advisory, Jefferson Pilot Securities and Hampshire
                                                                       Funding, Inc.; Senior Vice President and Director,
                                                                       Chubb Investment Funds, Inc.

Charles C. Cornelio                      Vice President                Executive Vice President, Jefferson Pilot Financial
One Granite Place                        and General Counsel           and Jefferson Pilot Corporation, Vice President, and
Concord, N.H. 03301                                                    Secretary, Jefferson Pilot Securities Corporation.

Shari J. Lease                           Secretary                     Assistant Vice President and Associate Counsel,
One Granite Place                                                      Jefferson Pilot Financial; Assistant Secretary, Chubb
Concord, N.H. 03301                                                    Investment Advisory, previously Secretary, Chubb Investment
                                                                       Funds, Inc.; Assistant Counsel and Assistant Vice President,
                                                                       State Bond and Mortgage Company and affiliated companies.

John A. Weston                           Treasurer                     Assistant Vice President of Jefferson Pilot Financial,
One Granite Place                                                      Treasurer of Jefferson Pilot Securities Corporation,
Concord, N.H. 03301                                                    Jefferson Pilot Investment Advisory and Hampshire
                                                                       Funding, Inc.; formerly, Mutual Fund Accounting Officer
                                                                       for the Fund, Chubb Investment Funds, Inc. and Jefferson
                                                                       Pilot Investment Advisory Corporation and Assistant
                                                                       Treasurer for Chubb Securities Corporation and
                                                                       Hampshire Funding, Inc.

Mark D. Landry                           Assistant Treasurer           Mutual Fund Accounting and Operations Officer for
One Granite Place                                                      Jefferson Pilot Financial, Concord, N.H. 03301 and
Concord, N.H. 03301                                                    Jefferson Pilot Investment Advisory; formerly Mutual
                                                                       Fund Accounting and Operations Manager for the Fund,
                                                                       Chubb Investment Funds, Inc., Assistant Treasurer of
                                                                       Chubb Investment Funds, Inc.; and Chubb Investment
                                                                       Advisory.

Michael D. Coughlin                      Director                      President of Concord Litho Company, Inc. (printing
106 School Street                                                      company)
Concord, N.H. 03301

                                         Positions
                                         with                          Principal Occupations for
Name and Address                         the Fund                      the Past Five Years
----------------                         --------                      -------------------
Elizabeth S. Hager                       Director                      State Representative, New Hampshire, Executive Director,
5 Auburn Street                                                        United Way, Consultant, Fund Development, previously,
Concord, N.H. 03301                                                    City Councilor, City of Concord, N.H. and Mayor, City of
                                                                       Concord, N.H.

Thomas D. Rath                           Director                      Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall
                                                                       N.H.; formerly Vice Chairman, Primary Bank; Chairman,
                                                                       Horizon  Bank

      Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin and Ms. Hager are members of the audit committee and Mr. Angarella and Ms. Hager are members of the valuation committee.

                                  CAPITAL STOCK

      The authorized capital stock of the Fund consists of 12,000,000,000 shares of common stock which are divided into twelve series: World Growth Stock Portfolio common stock, International Equity Portfolio common stock, Money Market Portfolio common stock, Global Hard Assets Portfolio common stock, Bond Portfolio common stock, High Yield Bond Portfolio common stock, Domestic Growth Stock Portfolio common stock, Growth and Income Portfolio common stock, Capital Growth Portfolio common stock, Growth Portfolio common stock, Balanced Portfolio common stock and Emerging Growth Portfolio common stock. Each series currently consists of 1,000,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may reallocate shares to new series or to one or more of the existing series.

      The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.


      The shares of each Portfolio, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights.

      Jefferson Pilot Financial provided the initial capital for the Fund by purchasing $1,000,000 worth of shares of the World Growth Stock Portfolio, the Money Market Portfolio and the Global Hard Assets Portfolio for its general account. Subsequently, upon formation of the Bond Portfolio and Domestic Growth Stock Portfolio, Jefferson Pilot Financial purchased $1,000,000 worth of shares of the two additional Portfolios for its general account. Most recently, Jefferson Pilot Financial purchased $1,000,000 worth of shares of the Growth and Income Portfolio and the Capital Growth Portfolio,$5,000,000 worth of shares of the Balanced Portfolio and $3,000,000 worth of shares of Emerging Growth Portfolio for its general account. Jefferson Pilot Financial intends to withdraw such investment from time to time.

      The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Jefferson Pilot Financial or its affiliates and shares held by Jefferson Pilot Financial that are not otherwise attributable to Policies, will be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of

Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

      The officers and directors of the Fund cannot directly own shares of the Fund without purchasing a Policy. As a result, the amount of shares owned by the directors and officers of the Fund as a group is less than 1% of each Portfolio.

                        OFFERING AND REDEMPTION OF SHARES

      The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Jefferson Pilot Financial and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Jefferson Pilot Financial, its successor or assigns, or of its affiliated insurance companies.

      Jefferson Pilot Variable Corporation ("JP Variable Corporation") is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

      Under the terms of the Fund Distribution Agreement entered into by JP Variable Corporation and the Fund, JP Variable Corporation is not obligated to sell any specific number of shares of the Fund. JP Variable Corporation also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Jefferson Pilot Financial or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Jefferson Pilot Securities relating to the sale of Policies.

      The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

      Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

      The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of each Portfolio of the Fund is determined immediately after the declaration by the Fund of dividends, if any, as of the close of regular trading on the New York Stock Exchange (presently 4:00 P.M. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the net asset value of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday.

      The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Jefferson Pilot Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES-Payment of Expenses" above.

      Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices.

      Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

      Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

      Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

      Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                                      TAXES

      In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, two of the tests they must meet are
(i) that at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

                        PERFORMANCE AND YIELD INFORMATION

Money Market Portfolio


      For the seven days ended December 31, 1997, the yield of the Money Market Portfolio expressed as a simple annualized yield was 5.05%; the yield of the Money Market Portfolio expressed as a compounded effective yield was 5.18%.

      The Money Market Portfolio's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of Separate Account A.

      The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

      The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Non-Money Market Portfolios

      Yield represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price, which is net asset value per share on the last day of the period, and annualizing the result according to the following formula:

                           Yield = 2(((A-B + 1) 6) -1)
                                       ---
                                       CD

      Where A equals dividends and interest earned during the period, B equals expenses accrued for the period (net of reimbursements), C equals the average daily number of shares outstanding during the period that were entitled to receive dividends, and D equals the maximum offering price per share on the last day of the period.

      The average annual total return quotations for the World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio (formerly the Gold Stock Portfolio), the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and Emerging Growth Portfolio for the one year ended December 31, 1997 are 15.33%, 4.86%, (44.63%), 23.60%, 28.92%, 29.41%, 16.33%, and 20.47%,
respectively. The average annual total return quotations for these Portfolios, other than the Emerging Growth Portfolio, for the 5 years ended December 31, 1997 are 15.71%, 4.03%, (3.73%), 18.43% 18.42%, 21.42% and 11.15%, respectively.
The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio and the Domestic Growth Stock Portfolio for the 10 years ended December 31, 1997 are 13.39%, (6.02%), 4.92%, and 17.03% respectively. The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio since each Portfolio's inception through December 31, 1997 are 12.58%, 5.00%, (0.12%), 14.75%, 17.70%, 23.81%, 11.35%, and 27.01%, respectively.

      The average annual total return figures represent the average annual compounded rate of return of the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

                               T = (ERV/P)/1/n/-1

      Where T equals average annual total return, where ERV, the ending redeemable value, is the value, at the end of the applicable period, of a hypothetical $10,000 payment made at the beginning of the applicable period, where P equals a hypothetical initial payment of $1,000, and where N equals the number of years. From time to time, in reports and sales literature: (1) each Portfolio's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that you may compare that Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds traced by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Portfolio invests; (2) the Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in
each Portfolio; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Portfolio or the general economic, business, investment, or financial environment in which each Portfolio operates; and (4) the effect of tax-deferred compounding on the particular Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis. Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

      The performance of the Portfolios may be compared, for example, to the record of the S&P 500 Index, NASDAQ Composite Index, and the Europe, Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the U.S. equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

      The total returns of all of these indices will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.

                             ADDITIONAL INFORMATION

Reports

      Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

      The Chubb Corporation, in conjunction with its sale of Jefferson Pilot Financial to Jefferson-Pilot Corporation, has granted a limited right to use the "Chubb" name and service mark. Jefferson Pilot Corporation has also granted a limited license to the Fund to use the Jefferson Pilot name and service mark.


                              FINANCIAL STATEMENTS


      The financial statements contained in the Fund's December 31, 1997 Annual Report are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

     (a)   Financial Statements
             The financial statements contained in the Fund's December 31, 1997 Annual Report to shareholders filed on March 3, 1998 are incorporated by reference in the Fund's Statement of Additional Information.

     (b)   Exhibits

      1.   a.   Amended and Restated Articles of Incorporation, incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit l.a of Form N-lA Registration Statement.

           b. Articles of Amendment to the Articles of Incorporation are incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 1.b of Form N-1A Registration Statement.

      2. By-Laws, incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 2 of Form N-1A Registration Statement.

      3.   Not applicable.

      4.   Not applicable.

      5.   a.   Investment Management Agreement between Chubb America Fund, Inc.
           and Chubb Investment Advisory Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5a.

           b. Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton Global Advisers Limited. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5B.

           c. Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5C.

           d. Sub-Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5D.

            e. Investment Sub Advisory Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Warburg, Pincus Counselors, Inc. for the Growth and Income Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5E.

            f. Investment Sub Advisory Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation for the Capital Growth Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5F.

            g. Investment Sub Advisory Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and J.P. Morgan Investment Management Inc. for the Balanced Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5G.

            h. Investment Sub-Advisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation, and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio and Money Market Portfolios. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99. 5H.

            i. Investment Sub-Advisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. for the Bond Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5I.

            j. Investment Sub-Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Investment Advisory Corporation and Lombard International Portfolio Management Limited for the International Equity Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5j.

            k. Investment Sub-Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Investment Advisory Corporation and Strong Capital Management, Inc. for the Growth Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5k.

            l. Investment Sub Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Variable Corporation and Massachusetts Financial Service Company for the High Yield Bond Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5e.

       6.   Fund Distribution Agreement between Jefferson Pilot Variable
            Fund, Inc. and Jefferson Pilot Variable Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
            Exhibit 99.6.

       7.   Not applicable.

       8.   a.   Custodian Agreement between Chubb America Fund, Inc. and
            Citibank, N.A.

            b. Amendment to the Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A.

            c. Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A.

       9.   Not applicable.

       10.  a.   Opinion and Consent of Counsel as to the legality of the
            securities being registered. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.10A of N-lA Registration Statement.

       11.  Not applicable.

       12.  Not applicable.

     13.  a.   Stock Subscription Agreement between Chubb America Fund, Inc. and
          The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(a) of N-lA Registration Statement.

          b. Stock Subscription Agreement between Chubb America Fund, Inc. and The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(b) of N-lA Registration Statement.

          c. Stock Subscription Agreement between Chubb America Fund, Inc. and Chubb Life Insurance Company of America, incorporated by reference to earlier filing on February 28, 1992, SEC File No. 2-94479, Exhibit 13(c) of N-lA Registration Statement.

     14.  Not applicable.



     27.1 FINANCIAL DATA SCHEDULES No. 2-94479

     99.1 Consent of Ernst & Young L.L.P.

     99.2 Schedule of Computation of Performance Quotation Incorporated by reference to earlier filing on April 7, 1997 SEC File 2-94479 EXHIBIT
          99.2 of NIA Registration Statement SEC File No. 2-94479

     99.3 Diagram of Subsidiaries of the Jefferson-Pilot Corporation

     99.4 Price Make-up Sheet Incorporated by reference to earlier filing on April 7, 1997 SEC. File No. 2-94479 Exhibit 99.4 of NIA Registration Statement SEC File No. 2-94479

Item 25.   Persons Controlled by or under Common Control with Registrant

Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life will change its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on or before May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson Pilot Corporation is included in this filing.

Item 26.   Number of Holders of Securities


As of the effective date of this Registration Statement:

                                                                                (2)
                          (1)                                                Number of
                    Title of Class                                        Record Holders
                    --------------                                        --------------
World Growth Stock Portfolio Capital Stock; $.01 par value........               2
International Equity Portfolio Capital Stock; $.01 par value......               3
Money Market Portfolio Capital Stock; $.01 par value..............               2
Global Hard Assets Portfolio Capital Stock; $.01 par value........               1
High Yield Bond Portfolio Capital Stock; $.01 par value...........               3
Growth Portfolio Capital Stock; $.01 par value....................               3
Domestic Growth Stock Portfolio Capital Stock; $.01 par value.....               2
Growth and Income Portfolio Capital Stock; $.01 par value.........               3
Capital Growth Portfolio Capital Stock; $.01 par value............               3
Balanced Portfolio Capital Stock; $.01 par value..................               2
Emerging Growth Portfolio Capital Stock; $.01 par value...........               3

J.P. Financial has purchased 300,000 shares of capital stock of the Emerging Growth Portfolio. J.P. Financial Separate Account A has purchased shares of each Portfolio in the amounts allocated to each Portfolio by purchasers of Policies.


Item 27.   Indemnification

Reference is made to Article VIII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed on April 11, 1990 as Exhibit 1 to the Form N-lA Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Amended and Restated Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that the director or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.



Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

Jefferson Pilot Investment Advisory was formed in 1984 and had not been previously engaged in any other business. The other businesses, professions, vocations and employment of a substantial nature of its directors and officers during the past two years are as follows:


Name of Director                                                       Other Business,
or Officer of Jefferson             Positions with Chubb               Profession, Vocation or
Pilot                               Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
Ronald Angarella                    President and Director             Senior Vice President,
                                                                       Jefferson Pilot Financial;
                                                                       President and
                                                                       Director, Jefferson Pilot
                                                                       Securities, and Hampshire
                                                                       Funding, Inc.; formerly
                                                                       Senior Vice President and
                                                                       Director, Chubb
                                                                       Investment Funds, Inc.

Ronald H. Emery                     Senior Vice President              Senior Vice President and
                                    and Director                       Controller, Jefferson
                                                                       Pilot Financial

Shari J. Lease                      Secretary                          Vice President and Counsel,
                                                                       Jefferson Pilot Financial;
                                                                       formerly Secretary Chubb
                                                                       Investment Funds, Inc.
                                                                       and Chubb Series Trust

                                                                       Other Business,
Name of Director                    Positions with Chubb               Profession, Vocation or
or Officer of Chubb                 Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
John A. Weston                      Treasurer                          Assistant Vice President,
                                                                       Mutual Fund Accounting
                                                                       Officer, Jefferson Pilot
                                                                       Financial; Treasurer,
                                                                       Jefferson Pilot
                                                                       Securities Corporation,
                                                                       and Hampshire Funding,
                                                                       Inc.; previously Financial
                                                                       Reporting Officer, Chubb
                                                                       Life, Treasurer Chubb
                                                                       Investment Funds Inc. and
                                                                       Chubb Series Trust.



Name of Director                    Positions with Chubb               Other Business,
or Officer of Chubb                 Investment                         Profession, Vocation or
Investment Advisory                 Advisory                           Employment During
-------------------                 --------                           Past Two Years
                                                                       --------------
Carol R. Hardiman                   Assistant Vice                     Vice President of
                                    President                          Jefferson Pilot Securities
                                                                       and Hampshire Funding Inc.

The directors, officers, employees and partners of the Sub-Investment Managers have rendered investment advice and management during the past two years and have not engaged in any other business of a substantial nature.

Item 29.   Principal Underwriters

Jefferson Pilot Variable Corporation also distributes Chubb Separate Account A, Colonial Separate Account B, Chubb Separate Account C, Colonial Separate Account D, Alexander Hamilton Variable Annuity Separate Account and Jefferson Pilot Separate Account A.

The names, principal business addresses, positions and offices with Jefferson Pilot Variable Corporation, and positions with the Fund, of each director or officer of Jefferson Pilot are:


Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    with Underwriter                   with Registrant
----------------                    ----------------                   ---------------
Ronald A. Angarella                 President and                      President and Director
One Granite Place                   Chairman
Concord NH 03301

David Booth                         Vice President,                    None
One Granite Place                   Marketing
Concord NH 03301

John A. Weston                      Treasurer                          Treasurer
One Granite Place
Concord NH 03301

Shari J. Lease                      Secretary                          Secretary
One Granite Place
Concord NH 03301

W. Thomas Boulter                   Assistant Vice President           None
One Granite Place                   Compliance
Concord NH 03301

Item 30.   Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records will be surrendered promptly on request:

Citibank, N.A., 111 Wall Street, New York, New York 10043; Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061; Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016; Jefferson Pilot Investment Advisory, One Granite Place, Concord, New Hampshire 03301; Pioneering Management Corporation, 60 State Street, Boston, Massachusetts; Templeton, Global Advisors, Inc., Lyford Cay, Nassau, Bahamas; Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206; Phoenix Investment Counsel, Inc., One American Row, Hartford Connecticut 06115; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; and Jefferson Pilot Securities Corporation and Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301.

Item 31.   Management Services

     Not applicable.

Item 32.   Undertakings

     Not applicable.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Concord, and the State of New Hampshire on the 20th day of April, 1998 and the registrant certifies that this amendment meets all the requirement for effectiveness under paragraph (b) of Rule 485.



                                   By: /s/ Ronald Angarella
                                       ----------------------------------
                                       Ronald Angarella
                                         President

Each of the undersigned Officers and Directors of Jefferson Pilot Variable Fund, Inc. (the "Fund") whose signatures appear below hereby makes, constitutes and appoints Ronald Angarella, Shari Lease and Thomas H. Elwood and each of them acting individually, his/her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in each of the undersigned Officers and Directors capacity or capacities as shown below, this Registration Statement and any and all documents in support of this Registration Statement or supplement thereto, and any and all amendments, including any and all post-effective amendments to the foregoing; and said Officers and Directors hereby grant to said attorneys, and to any one or more of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as each of said Officers and Directors might or could do personally in his/her capacity or capacities as aforesaid, and each of said Officers and Directors ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his/her signature as the same as may be signed by said attorney or attorneys, or any one or more of them to this Registration Statement and any and all amendments thereto, including any and all post-effective amendments to the foregoing.

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                              Date
---------                           -----                              ----
/s/ Ronald Angarella                President,                         April 20, 1998
----------------------------        Principal
Ronald Angarella                    Executive
                                    Officer, and
                                    Director

/s/ John A. Weston                  Treasurer, Principal               April 20, 1998
----------------------------        Financial Officer, and
John A. Weston,                     Principal Accounting
                                    Officer


                                    Director                           April 20, 1998
----------------------------
Michael D. Coughlin


*                                   Director                           April 20, 1998
----------------------------
Elizabeth S. Hager

*                                   Director                           April 20, 1998
----------------------------
Thomas D. Rath

Ronald Angarella
---------------------------
Ronald Angarella
Attorney In Fact


                                  Exhibit Index
                                  -------------




Exhibit
Number     Description
------     -----------


27.1       Financial Data Schedules -

    99.1    Consent of Ernst & Young L.L.P.

    99.2 Schedule of Computation of Performance Quotation Incorporated by reference to earlier filing on April 7, 1997 SEC File 2-94479
            EXHIBIT 99.2 of NIA Registration Statement SEC File No. 2-94479

    99.3    Diagram of Subsidiaries of the Jefferson-Pilot Corporation
            Incorporated

    99.4 Price Make-up Sheet Incorporated by reference to earlier filing on April 7, 1997 SEC File No. 2-94479 Exhibit 99.4 of N1A Registration Statement SEC File No. 2-94479.

    99.8 Custodian Agreement between Chubb America Fund N/K/A Jefferson Pilot Variable Fund Inc.